                                                      Registration No. 333-15053


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 4

                                       to

                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


A.  Exact Name of Trust:            THE TRAVELERS VARIABLE LIFE INSURANCE
                                    SEPARATE ACCOUNT TWO

B.  Name of Depositor:              THE TRAVELERS LIFE AND ANNUITY COMPANY


C.  Complete Address of Depositor's Principal Executive Offices:

              One Tower Square,
              Hartford, Connecticut  06183

D.  Name and Complete Address of Agent for Service:

              Ernest J. Wright, Secretary
              The Travelers Life and Annuity Company
              One Tower Square
              Hartford, Connecticut  06183

It is proposed that this filing will become effective (check appropriate box):

           immediately upon filing pursuant to paragraph (b)
---------
   X       on May 1, 2001 pursuant to paragraph (b)
---------
           60 days after filing pursuant to paragraph (a)(1)
---------
           on __________ pursuant to paragraph (a)(1) of Rule 485.
---------
           this post-effective amendment designates a new effective date --------- for a previously filed post-effective amendment.


E. Title of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940 the Registrant hereby declares that an indefinite amount of its variable life insurance policies is being registered under the Securities Act of 1933.

F. Approximate date of proposed public offering: As soon as practicable following the effectiveness of the Registration Statement

         Check the box if it is proposed that this filing will become effective on ____ at ___ pursuant to Rule 487. ______
-------

                         RECONCILIATION AND TIE BETWEEN

                           FORM N-8B-2 AND PROSPECTUS

Item No. of
Form N-8B-2           CAPTION IN PROSPECTUS
-------------         ------------------------
        1             Cover page
        2             Cover page
        3             Safekeeping of the Separate Account's Assets
        4             Distribution of the Policy
        5             The Separate Account
        6             The Separate Account
        7             Not applicable
        8             Not applicable
        9             Legal Proceedings and Opinion
       10             Prospectus Summary; The Insurance Company; The Separate
                      Account; The Investment Options; The Policy; Transfers of
                      Cash Value; Policy Surrenders and
                      Cash Surrender Value; Voting Rights; Dividends
       11             The Separate Account; The Investment Options
       12             The Investment Options
       13             Charges and Deductions; Distribution of the Policies
       14             The Policy
       15             The Policy
       16             The Separate Account; The Investment Options; Allocation
                      of Premium Payments
       17             Prospectus Summary; Right to Cancel Period; Policy
                      Surrenders and Cash Surrender Value; Policy Loans;
                      Exchange Rights
       18             The Investment Options; Charges and Deductions; Federal
                      Tax Considerations
       19             Reports to Policy Owners
       20             The Insurance Company
       21             Policy Loans
       22             Not applicable
       23             Not applicable
       24             Not applicable
       25             The Insurance Company
       26             Not applicable
       27             The Insurance Company
       28             The Insurance Company; Management
       29             The Insurance Company
       30             Not applicable
       31             Not applicable
       32             Not applicable
       33             Not applicable
       34             Not applicable
       35             Distribution of the Policy
       36             Not applicable
       37             Not applicable
       38             Distribution of the Policy
       39             Distribution of the Policy
       40             Not applicable

Item No. of
Form N-8B-2           CAPTION IN PROSPECTUS
-------------         --------------------------
[S]                   [C]
       41             Distribution of the Policy
       42             Not applicable
       43             Not applicable
       44             Valuation of the Separate Account
       45             Not applicable
       46             The Policy; Valuation of the Separate Account; Transfers
                      of Cash Value; Policy Surrenders and Cash Surrender Value
       47             The Separate Account; The Investment Options
       48             The Insurance Company
       49             Safekeeping of the Separate Account's Assets
       50             Not applicable
       51             Prospectus Summary; The Insurance Company; The Policy;
                      Death Benefits; Policy Lapse and Reinstatement
       52             The Separate Account; The Investment Options; Investment
                      Managers
       53             Federal Tax Considerations
       54             Not applicable
       55             Not applicable
       56             Not applicable
       57             Not applicable
       58             Not applicable
       59             Financial Statements

                                   PROSPECTUS

This Prospectus describes Portfolio Architect Life, a modified single premium individual variable life insurance policy (the "Policy") offered by The Travelers Life and Annuity Company (the "Company") and funded by The Travelers Variable Life Insurance Separate Account Two ("Separate Account Two"). Premium payments may be allocated by the Policy Owner to one or more variable funding options (the "Investment Options"). Although the Policy can operate as a single premium policy, additional premium payments may be made under certain circumstances provided there are no outstanding policy loans. The minimum Initial Premium required to issue a Policy is $10,000.

During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the applicant signs the application for insurance (or later, if state law requires).

There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under the policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges and loan interest due but not paid in cash, (subject to the Grace Period provision), or for a longer period as may be provided under the Lapse Protection Guarantee Rider.

We offer two death benefits under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy, however, you may change the death benefit option, subject to certain conditions.

Because the Policy is designed to operate generally as a single premium policy, in all but very limited circumstances the Policy will be treated as a modified endowment contract for federal income tax purposes. Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE UNDERLYING FUND PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.

                               TABLE OF CONTENTS

Glossary of Special Terms.............      3
Prospectus Summary....................      5
General Description...................      9
How The Policy Works..................      9
     Payments Made Under the Policy...      9
     Applying Premium Payments........     10
The Investment Options................     11
Policy Benefits and Rights............     12
  Transfers of Cash Value.............     12
  Telephone Transfers.................     12
  Automated Transfers.................     13
  Lapse and Reinstatement.............     13
  Exchange Rights.....................     14
  Right to Cancel.....................     14
Access to Cash Values.................     14
     Policy Loans.....................     14
     Cash Value and Cash Surrender
       Value..........................     15
Death Benefit.........................     15
     Payment of Proceeds..............     17
     Payment Options..................     17
Maturity Benefits.....................     18
  Maturity Extension Rider............     18
Charges and Deductions................     18
  General.............................     18
  Monthly Deduction Amount............     19
     Cost of Insurance Charge.........     19
     Charges for Supplemental Benefit
       Provisions.....................     19
  Charges Against the Separate
     Account..........................     19
     Mortality and Expense Risk
       Charge.........................     19
     Administrative Expense Charge....     19
     State Premium Tax Charges and DAC
       Charges........................     20
  Underlying Fund Fees................     20
  Surrender Charges...................     20
     Partial Surrenders...............     20
     Free Withdrawal Allowance........     21
  Transfer Charge.....................     21
  Reduction or Elimination of
     Charges..........................     21
The Separate Account and Valuation....     21
  The Travelers Variable Life
     Insurance Separate Account Two...     21
     How the Cash Value Varies........     21
     Accumulation Unit Value..........     22
     Net Investment Factor............     22
Changes to the Policy.................     22
  General.............................     22
  Changes in Stated Amount............     23
  Changes in Death Benefit Option.....     23
Additional Policy Provisions..........     23
  Assignment..........................     23
  Limit on Right to Contest and
     Suicide Exclusion................     23
  Misstatement as to Sex and Age......     23
  Voting Rights.......................     24
  Disregard of Voting Instructions....     24
Other Matters.........................     24
  Statements to Policy Owners.........     24
  Suspension of Valuation.............     24
  Dividends...........................     25
  Mixed and Shared Funding............     25
  Distribution........................     25
  Legal Proceedings and Opinion.......     25
  Experts.............................     25
Federal Tax Considerations............     26
  General.............................     26
  Tax Status of the Policy............     26
     Definition of Life Insurance.....     26
     Diversification..................     26
     Investor Control.................     26
  Tax Treatment of Policy Benefits....     27
     In General.......................     27
     Modified Endowment Contracts.....     27
     Exchanges........................     28
     Aggregation of Modified Endowment
       Contracts......................     28
     Policies which are not Modified
       Endowment Contracts............     29
     Treatment of Loan Interest.......     29
     The Company's Income Taxes.......     29
The Company...........................     29
Management............................     30
  Directors of The Travelers Life and
     Annuity Company..................     30
  Senior Officers of The Travelers
     Life and Annuity Company.........     31
  Illustrations.......................     31
Appendix A-Performance Information and
  Example of Policy Charges...........    A-1
Appendix B-Representative Stated
  Amounts.............................    B-1
Financial Statements

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

AVERAGE NET GROWTH RATE -- an annual measurement of growth, used to determine the next year's mortality and expense risk charge. For each Policy Owner, the rate is determined each Policy Year as follows: total daily earnings of the Investment Option(s) you select, divided by the average amount you allocated during the Policy Year. The daily earnings are measured using the net asset value per share of the Investment Options.

BENEFICIARY(IES) -- the person(s) named to receive the Death Benefit following the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

COVERAGE AMOUNT -- an amount equal to the Death Benefit minus the Cash Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the Policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

GRACE PERIOD -- the period during which the Policy remains in force after the Company has given notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to pay the Monthly Deduction Amount due.

INITIAL PREMIUM -- the Premium Payment made in connection with the issuance of a Policy.

INSURED -- the person on whose life the Policy is issued.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate premiums and Cash Value under Separate Account Two.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner. Policies which replace existing company contracts will maintain the issue date of the original policy.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any policy loan, and to which we credit and charge a fixed rate of interest.

LOAN ACCOUNT VALUE -- the amount of any policy loan, plus capitalized loan interest, plus the net rate of return credited to the Loan Account.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- a percentage of Cash Value required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- a monthly charge, deducted from the Policy's Cash Value, which is comprised of the Cost of Insurance charge, the deductions for premium tax, deferred acquisition charge ("DAC") taxes, any administrative charge, and any charge for supplemental benefits.

POLICY DATE -- the date on which the Policy becomes effective, which date is used to determine all future cyclical transactions under the Policy (i.e., Deduction Dates, Policy Months, Policy Years).

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT TWO -- The Travelers Variable Life Insurance Separate Account Two, a separate account established by The Travelers Life and Annuity Company for the purpose of funding this Policy.

STATED AMOUNT -- the amount used to determine the Death Benefit under the Policy.

UNDERLYING FUND -- the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in an Underlying Fund.

VALUATION DATE -- a day on which Accumulation Units are valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of 4:00 P.M. Eastern time.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE LIFE INSURANCE?

The modified single premium individual variable life insurance policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance it provides an income tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.

The Policy has a Death Benefit, Cash Surrender Value and other features traditionally associated with a fixed benefit whole life insurance policy. The Policy is "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment experience of the Investment Options to which the premium payment(s) and cash value have been allocated. The Cash Value will also vary to reflect partial cash surrenders and Monthly Deduction Amounts(and loan interest due but not paid in cash). In accordance with the Continuation of Insurance provision of the Policy, the Policy will remain in effect until the Cash Surrender Value is insufficient to cover the Monthly Deduction Amount and loan interest due but not paid in cash. There is no minimum guaranteed Cash Value or Cash Surrender Value and the Policy Owner bears the investment risk associated with an investment in the Investment Options. (See "The Separate Account and Valuation.")

SUMMARY OF PORTFOLIO ARCHITECT LIFE FEATURES

INVESTMENT OPTIONS: The Policy is funded by The Travelers Variable Life Insurance Separate Account Two ("Separate Account Two"), a registered unit investment trust separate account established by The Travelers Life and Annuity Company (the "Company"). A Policy Owner allocates premium payments to one or more of the Investment Options available to Separate Account Two. You have the ability to choose from a wide variety of Investment Options. These professionally managed stock, bond and money market funding options cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options are currently available under the Policy:

Capital Appreciation Fund
Money Market Portfolio
TRAVELERS SERIES FUND INC.
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Putnam Diversified Income Portfolio

THE TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock Portfolio
Equity Income Portfolio
Federated High Yield Portfolio
Federated Stock Portfolio
Large Cap Portfolio
Lazard International Stock Portfolio
MFS Emerging Growth Portfolio
Travelers Quality Bond Portfolio
Zero Coupon Bond Fund Portfolio Series 2005

Additional Investment Options may be added from time to time. For more information see "The Investment Options." Refer to each Underlying Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

PREMIUMS: The minimum Initial Premium is $10,000. Although the Policy can operate as a single premium policy, you can make additional payments under certain circumstances, provided there are no outstanding policy loans. If there are any outstanding loans, any payment received will be treated first as a repayment of the loan rather than an additional premium payment. (See "Additional Premium Payments.") No premiums can be accepted if they would disqualify the Policy as life insurance under federal tax law.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298 if you have an authorization form on file.

After the Policy Date and until the applicant's right to cancel has expired, the Initial Premium will be allocated to the Money Market Portfolio. After the expiration of the Right to Cancel Period, the cash value will be distributed to each Investment Options in the percentages indicated on your application.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period (see "Right to Cancel").

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount plus the Cash Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of insurance policies, Portfolio Architect will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment performance of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.

     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 90% of the Cash Surrender Value, subject to state approval. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid by you in advance.

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298 if you have an authorization form on file.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay any loan interest due but not paid in cash or to pay the Monthly Deduction Amount, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount and any loan interest due. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. In almost all cases, the Policy will be a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. Policies which are not MECs receive preferential tax treatment with respect to certain distributions.

CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

POLICY CHARGES:

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, the monthly policy charges, administrative policy expense charges and charges for optional benefits.

     - FULL SURRENDER CHARGE -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 9 years and for 9 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge.

     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the value of your Policy.

ASSET-BASED CHARGES:

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.90%, decreasing to 0.75% for the current Policy Year if the average net growth rate is 6.5% or greater during the previous Policy Year.

     - ADMINISTRATIVE EXPENSE CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.40%. Additionally, for policies with an initial premium of less than $25,000, a monthly fee of $5.00 will apply for the life of the policy.

     - STATE PREMIUM TAX AND DEFERRED ACQUISITION COST ("DAC")
       CHARGES -- applied annually during the first ten Policy Years. The state premium tax equals 0.20% of the assets in the Investment Options, and the DAC equals 0.15% of the assets in the Investment Options.

     - UNDERLYING FUND FEES -- the separate account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These fees are shown in the following table.

UNDERLYING FUND FEES
(as a percentage of average daily net assets of the Underlying Fund as of December 31, 2000, unless otherwise noted)


                                                                                          TOTAL ANNUAL
                                           MANAGEMENT                      OTHER          OPERATING
                                              FEE                        EXPENSES         EXPENSES*
                                            (AFTER                        (AFTER           (AFTER
                                            EXPENSE                       EXPENSE          EXPENSE
            FUNDING OPTIONS:               REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)   REIMBURSEMENT)
-----------------------------------------       ----           ---            ----            -----
CAPITAL APPRECIATION FUND                      0.81%                         0.02%            0.83%
--------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                         0.38%                         0.02%            0.40%
--------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Fund                 0.76%                         0.12%            0.88%
--------------------------------------------------------------------------------------------------------
Equity Income Portfolio                        0.75%                         0.07%         0.82%(1)
--------------------------------------------------------------------------------------------------------
Federated High Yield Portfolio                 0.71%                         0.17%            0.88%
--------------------------------------------------------------------------------------------------------
Federated Stock Portfolio                      0.69%                         0.14%            0.82%
--------------------------------------------------------------------------------------------------------
Large Cap Portfolio                            0.75%                         0.07%         0.82%(1)
--------------------------------------------------------------------------------------------------------
Lazard International Stock Portfolio           0.89%                         0.14%            1.02%
--------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                  0.81%                         0.05%            0.86%
--------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio               0.38%                         0.11%            0.49%
--------------------------------------------------------------------------------------------------------
Travelers Zero Coupon Bond Fund 2005           0.10%                         0.05%         0.15%(2)
--------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND INC.
--------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                      0.80%                         0.01%         0.81%(3)
--------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                     0.80%                         0.04%         0.84%(3)
--------------------------------------------------------------------------------------------------------
Putnam Diversified Income Portfolio            0.75%                         0.12%         0.87%(3)
--------------------------------------------------------------------------------------------------------

(1) TAMIC or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without such expense reductions, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO and LARGE CAP PORTFOLIO would have been 0.87% and 0.84%.

(2) The Adviser has agreed to reimburse the TRAVELERS ZERO COUPON BOND FUND 2005 for the period ended December 31, 2000. If such expenses were not voluntarily reimbursed, the Other Expenses and Total Annual Operating Expenses would have been 1.34% and 1.44% respectively.

(3) Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

* Some numbers have been rounded.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------

This prospectus describes a modified single premium individual variable life insurance Policy offered by The Travelers Life and Annuity Company ("Company"). The policy offers:

     - A selection of Investment Options

     - A choice of two death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Consult your policy for its specific terms.

THE APPLICATION. In order to become a policy owner, you must submit an application to the Company. You must provide evidence of insurability. On the application, you will also indicate:

     - the amount of initial premium you plan to pay; minimum of $10,000

     - your choice of the two death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of Investment Options.

Our underwriting staff will review the application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make one premium payment and direct it to one or more of the available Investment Options. (Under Certain Circumstances, you may be allowed to make additional purchase payments). The Policy's Cash Value will increase or decrease depending on the performance of the Investment Options you select. In the case of death benefit option 2, the death benefit will also vary based on the investment options' performance.

If your Policy is in effect when the insured dies, we will pay your beneficiary the death benefit (less any outstanding loan account balance and any monthly deduction amount due but not paid). Your Policy will stay in effect as long as the Policy's cash surrender value can pay the Policy's monthly charges and loan interest due but not paid in cash.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account.

PAYMENTS MADE UNDER THE POLICY

INITIAL PREMIUM. The Initial Premium is due on or before the Policy Date and is payable in full at the Company's Home Office. The Initial Premium is the guideline single premium for the life insurance coverage provided under the Policy, as determined in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). The minimum Initial Premium is $10,000.

Additional Premium Payments may be made under the Policy, as described below. However, if there are any outstanding policy loans, any payment received will be treated first as repayment of loans rather than as an additional Premium Payment.

The Initial Premium purchases a Death Benefit equal to the Policy's Stated Amount (if Option 1 is selected), or to the Policy's Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age, sex (where permitted by state law) and risk class of the Insured. Generally, the same Initial Premium will purchase a higher Stated Amount for a younger insured than for an older insured. Likewise, the same Initial Premium will purchase a slightly higher Stated Amount for a female insured than for a male insured of the same age. Also, the same Initial Premium will purchase a higher Stated Amount for a standard Insured than for a substandard Insured. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix B.

ADDITIONAL PREMIUM PAYMENTS. The circumstances under which additional Premium Payments can be made under the Policy are as follows:

     1. INCREASES IN STATED AMOUNT -- You may request an increase in Stated Amount at any time. If your request is approved, the Company will require you to make an additional Premium Payment in order for an increase in Stated Amount to become effective. The minimum additional Premium Payment permitted by the Company in connection with an increase in Stated Amount is $1,000. (See "Changes in Stated Amount.")

     2. TO PREVENT LAPSE -- If the Cash Surrender Value on any Deduction Day is insufficient to cover the Monthly Deduction Amount or loan interest due but not paid, then you must make an additional Premium Payment during the Grace Period sufficient to cover the Monthly Deduction Amount and loan interest due but not paid in order to prevent lapse. The minimum amount of any payment that may be required to be made in this circumstance will be stated in the notice mailed to you in accordance with the Policy; payments in excess of the amount required to prevent lapse will be considered a payment "at your discretion" and consequently subject to the rules described below. If you do not make a sufficient payment, the Policy will lapse and terminate without value. (See " Lapse and Reinstatement.")

     3. AT YOUR DISCRETION -- Additional Premium Payments may be made at your discretion so long as the payment plus the total of all premiums previously paid does not exceed the maximum premium limitation derived from the guideline premium test for life insurance prescribed by the Code. Because of the test, the maximum premium limitation will ordinarily equal the Initial Premium for a number of years after the Policy has been issued. Therefore, discretionary additional Premium Payments normally will not be permitted during the early years of the Policy. Discretionary additional Premium Payments must be at least $250, and may not be paid on or after the Maturity Date.

Any Additional Premium Payments made under the Policy may be subject to new evidence of insurability. Payments received in excess of any Loan Account Value will be treated as an additional Premium Payment.

APPLYING PREMIUM PAYMENTS

We apply the first premium on the later of the Policy Date or the next Valuation Date after we receive it at our Home Office. During the Right to Cancel Period, we allocate Net Premiums to the Money Market Portfolio. At the end of the Right to Cancel Period, we direct the Net Premiums to the Investment Option(s) selected on the application, unless you give us other directions.

The Investment Options are segments of the separate account. They correspond to Underlying Funds with the same names. The available Investment Options are listed below.

We credit your policy with Accumulation Units of the Investment Option(s) you have selected. We calculate the number of Accumulation Units by dividing your net premium payment by each Investment Option's Accumulation Unit Value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added, withdrawn or substituted as permitted by applicable state or federal law. We would notify you before making such a change. Please read carefully the complete risk disclosure in each Underlying Fund's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Underlying Funds. In addition, Travelers has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the Underlying Funds on behalf of the Separate Account.

--------------------------------------------------------------------------------------------------------------
       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund        Seeks growth of capital through the use of    Travelers Asset Management
                                 common stocks. Income is not an objective.    International Company LLC
                                 The Fund invests principally in common        ("TAMIC")
                                 stocks of small to large companies which are  Subadviser: Janus Capital Corp.
                                 expected to experience wide fluctuations in
                                 price in both rising and declining markets.
Money Market Portfolio           Seeks high current income from short-term     TAMIC
                                 money market instruments while preserving
                                 capital and maintaining a high degree of
                                 liquidity.
TRAVELERS SERIES FUND, INC.
  Alliance Growth Portfolio      Seeks long-term growth of capital by          Travelers Investment Adviser
                                 investing predominantly in equity securities  ("TIA")
                                 of companies with a favorable outlook for     Subadviser: Alliance Capital
                                 earnings and whose rate of growth is          Management L.P.
                                 expected to exceed that of the U.S. economy
                                 over time. Current income is only an
                                 incidental consideration.
  MFS Total Return Portfolio     Seeks to obtain above-average income          TIA
                                 (compared to a portfolio entirely invested    Subadviser: Massachusetts
                                 in equity securities) consistent with the     Financial Services Company
                                 prudent employment of capital. Generally, at  ("MFS")
                                 least 40% of the Portfolio's assets will be
                                 invested in equity securities.
  Putnam Diversified Income      Seeks high current income consistent with     TIA
  Portfolio                      preservation of capital. The Portfolio will   Subadviser: Putnam Investment
                                 allocate its investments among the U.S.       Management, Inc.
                                 Government Sector, the High Yield Sector,
                                 and the International Sector of the fixed
                                 income securities markets.
TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock      Seeks growth of capital by investing          TAMIC
  Fund                           primarily in a broadly diversified portfolio  Subadviser: TIMCO of common stocks.
  Equity Income Portfolio        Seeks reasonable income by investing at       TAMIC
                                 least 65% in income-producing equity          Subadviser: Fidelity Management
                                 securities. The balance may be invested in    & Research Company ("FMR")
                                 all types of domestic and foreign
                                 securities, including bonds. The Portfolio
                                 seeks to achieve a yield that exceeds that
                                 of the securities comprising the S&P 500.
                                 The Subadviser also considers the potential
                                 for capital appreciation.

--------------------------------------------------------------------------------------------------------------
       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
  Federated High Yield           Seeks high current income by investing        TAMIC
  Portfolio                      primarily in a professionally managed,        Subadviser: Federated
                                 diversified portfolio of fixed income         Investment Counseling, Inc.
                                 securities.
  Federated Stock Portfolio      Seeks growth of income and capital by         TAMIC
                                 investing principally in a professionally     Subadviser: Federated
                                 managed and diversified portfolio of common   Investment Counseling, Inc.
                                 stock of high-quality companies (i.e.,
                                 leaders in their industries and
                                 characterized by sound management and the
                                 ability to finance expected growth).
  Large Cap Portfolio            Seeks long-term growth of capital by          TAMIC
                                 investing primarily in equity securities of   Subadviser: FMR
                                 companies with large market capitalizations.
  Lazard International Stock     Seeks capital appreciation by investing       TAMIC
  Portfolio                      primarily in the equity securities of         Subadviser: Lazard Asset
                                 non-United States companies (i.e.,            Management
                                 incorporated or organized outside the United
                                 States).
  MFS Emerging Growth Portfolio  Seeks long-term growth of capital. Dividend   TAMIC
                                 and interest income from portfolio            Subadviser: MFS
                                 securities, if any, is incidental.
  Travelers Quality Bond         Seeks current income, moderate capital        TAMIC
  Portfolio                      volatility and total return.
  Zero Coupon Bond Fund          Seeks to provide as high an investment        TAMIC
  Portfolio (Series 2005)        return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Fund Portfolio may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolio for the long term or
                                 until maturity.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CASH VALUE

As long as the Policy remains in effect, you may make transfers of Cash Value between Investment Options. We reserve the right to restrict the number of free transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or (2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

The number of Accumulation Units credited to the investment option as a result of the transfer will be determined by dividing the transferred amount by the Accumulation Unit Value of that Investment Option. The Accumulation Unit Value will be determined on the Valuation Date on which the Company receives the written request for a transfer.

TELEPHONE TRANSFERS

The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING
You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other available Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $5,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING
Once you allocate your Net Premium among the Investment Options, the performance of each Underlying Fund may cause your allocation to differ from your original allocation. You may elect to have the Company periodically reallocate values in your policy.

LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount and loan interest due but not paid in cash. If this happens we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Grace Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Grace Period, but if no payment is received by us, it will terminate at the end of the Grace Period. If the person Insured under the Policy dies during the Grace Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan and unpaid loan interest. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) shown in the Policy. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Cash Value will equal the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

LAPSE PROTECTION GUARANTEE RIDER

A Policy Owner may add a Lapse Protection Guarantee Rider. This rider will prevent a policy from lapsing if the Policy's Cash Surrender Value is Insufficient to pay the Monthly Deduction Amount due. The guarantee will be in effect only if Premium Payments less amounts surrendered and outstanding loans is greater than or equal to the initial Premium Payment plus any premiums paid for increases in Stated Amount. The Guarantee will be in effect until the later of the Insured reaching age 65 or 10 years from issue. The premium requirement will increase in connection with an increase in Stated Amount. This rider is available only with Death Benefit 1, for standard risks, and only at issue. A charge equal to 0.0041667% of the Policy's Cash Value will be deducted on each Deduction Date to pay for the cost of this benefit.

EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged during the first 24 months for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of:

     (1) 10 days after delivery of the Policy to you

     (2) 45 days of completion of the Policy application

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the greater of all premium payments or the sum of:

     (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s),

     (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and

     (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).

We will make the refund within seven days after we receive your returned Policy.

                             ACCESS TO CASH VALUES
--------------------------------------------------------------------------------

POLICY LOANS

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (see "Surrender Charges"). Subject to state law, no loan requests may be made for amounts of less than $500.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. During the first ten Policy Years, the full Loan Account Value will be charged an annual interest rate of 5.65%; thereafter 3.85% will be charged.

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases the Cash Surrender Value. If a maximum loan is taken or a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement"). For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment performance of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional Premium Payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any Valuation Date.

As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial surrender. The Company may require return of the Policy to record such reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Deduction Amount due. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE            PERCENTAGE
------------            ----------
    0-40                   250
      45                   215
      50                   185
      55                   150
      60                   130
      65                   120
      70                   115
      75                   105
      95+                  100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment performance of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any Policy loan, any Monthly Deduction Amount due but unpaid, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment".)

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion.") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

>We will pay policy proceeds in a lump sum, unless you or the Beneficiary select one of the Company's payment options. We may defer payment of proceeds which exceed the Death Benefit for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------

If the Insured is living on the Maturity Date, the Company will pay you the Policy's Cash Value less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

MATURITY EXTENSION RIDER

When the Insured reaches age 99, and at any time during the twelve months thereafter, you may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). This Maturity Extension Benefit may not be available in all jurisdictions. If we receive such request before the Maturity Date, the Policy will continue until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. When the Maturity Extension Benefit ends, a Death Benefit consisting of the Cash Value less any loan outstanding will be paid. The Death Benefit is based on the experience of the Investment Options selected and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.

We intend that the Policy and the Maturity Extension Benefit will be considered life insurance for tax purposes. The Death Benefit is designed to comply with
Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, we do not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. You should consult your own personal tax adviser prior to the exercise of the Maturity Extension Benefit to assess any potential tax liability.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     - the ability for you to obtain a loan under the Policies;

     - the death benefit paid on the death of the Insured;

     - the available Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     - the distribution of various reports to policy owners.

Costs and expenses we incur include:

     - expenses associated with underwriting applications, increases in the Stated Amount, and riders;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     - other costs of doing business.

Risks we assume include:

     - that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the Surrender Charge we collect may not fully cover all of the Sales and distribution expenses we actually incur. We also may profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options' values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, and Charges for Supplemental Benefit Provisions. These are described below:

COST OF INSURANCE CHARGE

The cost of insurance charge is a significant charge under your policy because it is the primary charge for the death benefit we provide you. We determine the Cost of Insurance in a manner that reflects the anticipated mortality of the Insured. Because the Cost of Insurance depends on a number of factors (age, gender (where applicable), policy duration), the cost will vary from policy to policy. The amount of the Cost of Insurance deduction also depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS

If you elect any supplemental benefits for which there is a charge, the Company will include a supplemental benefits charge in the Monthly Deduction Amount. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for mortality and expense risks. This charge is at an annual rate of 0.90% of the assets in the Investment Options. The annual rate will be reduced to 0.75% of the assets in the Investment Options for the current Policy Year if the Average net Growth Rate is 6.5% or greater during the previous Policy Year. This determination is made on an annual basis. This charge compensates us for various risks assumed, benefits provided and expenses incurred, including payment of commissions to your sales agent.

ADMINISTRATIVE EXPENSE CHARGE

We deduct a daily charge for administrative expenses incurred by us. The charge is equivalent on an annual basis to 0.40% of the assets in the Investment Options. For policies with an initial premium of less than $25,000 a monthly fee of $5 will apply for the life of the policy.

STATE PREMIUM TAX CHARGES AND DAC CHARGES

Premium tax charges are not deducted at the time that a premium payment is made, although the Company does pay state premium taxes attributable to a particular Policy when those taxes are incurred. To reimburse the Company for the payment of such taxes, during the first ten years following a premium payment made before the 10th Policy Anniversary, a premium tax charge of 0.20% per year will apply.

Premium taxes vary from state to state and currently range from 0.75% to 3.5%. Because there is a range of premium tax rates, you may pay premium tax charges in total that are higher or lower than the premium tax actually assessed or not assessed in your jurisdiction. In addition, a DAC (deferred acquisition cost) charge of 0.15% annually will apply for the first ten years after each premium payment.

A monthly total of 0.0291667% will be deducted from the Policy's Cash Value on each Deduction Date (0.0166667% for the premium tax, and 0.0125% for the DAC). If no additional Premium Payments are made during the first ten Policy Years, no deductions for the premium and DAC tax charges will be made after the Policy Year 10.

UNDERLYING FUND FEES

Separate Account Two purchases shares of the Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Underlying Fund prospectuses.

SURRENDER CHARGES

A percent of premium surrender charge will be imposed upon full surrenders of the Policy that occur within nine (9) years after the Company has received any Premium Payments under the Policy. For partial surrenders a percentage of amount surrendered will be charged. This charge is intended to cover certain expenses relating to the sale of the Policy, including commissions to registered representatives and other promotional expenses. To the extent that the surrender charges assessed under the Policy are less than the sales commissions paid with respect to the Policy, the Company will pay the shortfall from its general account assets, which will include any profits it may derive from charges imposed under the Policy. (See also "Cash Value and Cash Surrender Value.") Surrender charges are determined as follows:

        YEARS SINCE                     FROM FULL SURRENDERS               PARTIAL SURRENDERS
    PREMIUM PAYMENT MADE                   (% OF PREMIUM)               (% OF AMOUNT SURRENDERED)
-------------------------------------------------------------------------------------------------
          up to 2                               7.5%                               7.5%
           3 or 4                                 7%                                 7%
             5                                  6.5%                               6.5%
             6                                    6%                                 6%
             7                                    5%                                 5%
             8                                    4%                                 4%
             9                                    3%                                 3%
     10 and Thereafter                            0%                                 0%

PARTIAL SURRENDERS. The Company will impose a surrender charge equal to a percentage of the amount surrendered for partial surrenders in excess of the free withdrawal amount described below. The surrender charge will be limited so that the total charge for partial surrenders will not exceed the charge that would apply to a full surrender of the Policy.

For purposes of determining the surrender charge percentage that will apply to a partial surrender, surrender charges are calculated on a "last-in, first-out basis." This means that any partial withdrawal in excess of the free withdrawal amount will be taken against premiums in the reverse order in which they were made, if more than one premium was paid under the Policy. Surrender charges will be assessed only against that portion of the partial withdrawal taken from premium payment(s).

FREE WITHDRAWAL ALLOWANCE. The Company will permit partial surrenders of the Policy's earnings in an amount of up to 10% of the Policy's Cash Value each year (beginning with the Second Policy Year) without the imposition of a surrender charge. The amount of Cash Value available for free withdrawal will be determined on the Policy Anniversary on or immediately prior to the date that the partial surrender request is received. The amount of earnings available for withdrawal will be determined on the date the request for such withdrawal is received by the Company.

TRANSFER CHARGE

There is currently no charge for transfers. The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers. Further restrictions on transfers are described in the Policy Benefits and Rights section.

REDUCTION OR ELIMINATION OF CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------

THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT TWO (SEPARATE ACCOUNT
TWO)

The Travelers Variable Life Insurance Separate Account Two was established on October 6, 1996 under the insurance laws of the state of Connecticut. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Separate Account Two are invested exclusively in shares of the Investment Options. The operations of Separate Account Two are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Separate Account Two will be held for the exclusive benefit of Policy Owners. The assets held in Separate Account Two are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions of the Investment Options are payable to Separate Account Two. All such income and/or distributions are reinvested in shares of the respective Underlying Fund at net asset value. Shares of the Underlying Funds are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

HOW THE CASH VALUE VARIES. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (a "Valuation Date"). A Policy's Cash Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment performance of the Investment Option(s) chosen. The Policy's Cash Value on a Valuation Date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the Underlying Funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each Underlying Fund, and reinvests in additional shares of that Underlying Fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the Underlying Fund. The Separate Account will redeem Underlying Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each Valuation Date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the Underlying Fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment performance.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends on the net rate of return for the corresponding Underlying Fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at 4:00 p.m. Eastern time, and ending at 4:00 p.m. Eastern time on the next Valuation Date). The net rate of return reflects the investment performance of the Investment Option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

     - changing the death benefit from Option 1 to Option 2

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit from Option 2 to Option 1

     - changes to the way your premiums are allocated (Note: you can also make these changes by telephone if an authorization form is on file)

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company's Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company's telephone number is
(860) 277-0111.

CHANGES IN STATED AMOUNT

You may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $10,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment of at least $1,000. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.

CHANGES IN DEATH BENEFIT OPTION

You may change the Death Benefit option by sending a written request to the Company. There is no direct tax consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The Cost of Insurance Charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $10,000. A charge from Option 1 to Option 2 is also subject to underwriting. Contact your registered representative for more information.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

We may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the premium paid for such increase (subject to state law).

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each Premium Payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain Underlying Funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the Underlying Funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Underlying Funds' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Underlying Funds' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined Underlying Fund. Please consult the prospectuses of the Underlying Fund for additional information.

DISTRIBUTION

The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representatives or employee associated with a broker-dealer who sells the Contracts will be qualified to sell variable life insurance under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker-dealers.

The principal underwriter of the Contracts is Travelers Distribution LLC, One Tower Square, Hartford, CT, an affiliated broker-dealer.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 7.5% of the premium payment. In addition, Tower Square Securities, Inc., an affiliate of the Company, receives additional incentive payments from the Company relating to its sale of the Contracts. From time to time, the Company may pay or permit other promotional incentives in cash, credit or other compensation.

LEGAL PROCEEDINGS AND OPINION

There are no pending legal proceedings affecting the Separate Account or the Company. Legal matters in connection with federal laws and regulations affecting the issue and sale of the Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by the General Counsel of the Company.

EXPERTS

The financial statements of The Travelers Life and Annuity Company as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of The Travelers Variable Life Insurance Separate Account Two as of December 31, 2000, and for the years ended December 31, 2000 and 1999 and the period May 27, 1998 (date operations commenced) to December 31, 1998, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Underlying Funds, it intends to monitor the investments of the Underlying Funds to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the

Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken after the 10th Policy Year is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to Separate Account Two. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Separate Account Two under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, and intends to seek licensure in the remaining states except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the

Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS LIFE AND ANNUITY COMPANY

The following are the Directors and Executive Officers of The Travelers Life and Annuity Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
George C. Kokulis..........    1996     President and Chief Executive Officer since April
                                        2000,
Director                                Executive Vice President (7/1999-3/2000), Senior Vice
                                        President (1995-1999), Vice President (1993-1995) of
                                        The Travelers Life and Annuity Company.
William R. Hogan...........    2001     Senior Vice President of The Travelers Life and
                                        Annuity
Director                                Company since June 2000; Vice President and Chief
                                        Actuary (1997-2000), Second Vice President and Actuary
                                        (1996-1997), Actuary (1991-1996), Assistant Actuary
                                        (1988-1991) of The Travelers Life and Annuity Company.
Glenn D. Lammey............    2000     Executive Vice President since May 2000, and Chief
Director                                Financial Officer, Chief Accounting Officer and
                                        Controller since March 2000 of The Travelers Life and
                                        Annuity Company; Executive Vice President, Claim
                                        Services (1997-2000), Senior Vice President
                                        (1996-1997) of Travelers Property Casualty Corp.; Vice
                                        President and Chief Financial Officer (1992) Personal
                                        Lines of The Travelers Insurance Company.
Marla Berman Lewitus.......    2000     Senior Vice President and General Counsel since August
Director                                1999 of The Travelers Life and Annuity Company;
                                        Associate General Counsel (1998-1999), Assistant
                                        General Counsel (1995-1998), Senior Counsel (1991-
                                        1995) of Citigroup Inc.

SENIOR OFFICERS OF THE TRAVELERS LIFE AND ANNUITY COMPANY

The following are the Senior Officers of The Travelers Life and Annuity Company other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

                     NAME                        POSITION WITH INSURANCE COMPANY
                     ----                        -------------------------------
Mary Jean Thornton.............................  Executive Vice President and
                                                 Chief Information Officer
Stuart Baritz..................................  Senior Vice President
William H. Heyman*.............................  Senior Vice President
Brendan M. Lynch...............................  Senior Vice President
Warren H. May..................................  Senior Vice President
Kathleen A. Preston............................  Senior Vice President
Robert J. Price*...............................  Senior Vice President
David A. Tyson.................................  Senior Vice President
F. Denney Voss*................................  Senior Vice President

---------------
* Principal business address: 399 Park Avenue, New York, New York 10043

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate hypothetically how the Cash Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45-year old male. The difference between the Cash Value and the Cash Surrender Value in these illustrations reflects the Surrender Charge that would be incurred upon a full surrender of the Policy. The illustrations assume that premiums are paid as indicated, no policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

Two pages of values are shown for each Death Benefit Option (Level and Variable). One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates are charged in all years. The Cost of Insurance Rates charged vary by age, sex (where permitted by state law) and underwriting classification. The illustrations also reflect a monthly deduction of 0.0291667% for the first ten years following the Initial Premium (0.0166667% for premium tax and 0.0125% for DAC tax).

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. The charges consist of 0.90% for mortality and expense risks, 0.40% for administrative expenses, and 0.75% for Underlying Fund expenses. The 12% illustration will assume that the mortality and expense risk charge has been reduced to 0.75% in the second policy year and thereafter. The charge for Underlying Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Underlying Funds during 2000.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0% and 6% correspond to approximate net annual rates of -2.05% and 3.95%, respectively. The illustrated gross annual investment rate of return of 12% corresponds to an approximate net annual rate of return of 9.95% in the first Policy Year, and 10.10% thereafter. The actual charges under a Policy for expenses of the Underlying Funds will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against Separate Account Two, since the Company is not currently deducting such charges from Separate Account Two. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.

The second column of each Illustration shows the amount that would accumulate if an amount equal to the Premium Payment was invested to earn interest (after taxes) at 5%, compounded annually.

Under normal circumstances, the Company, through its agent will provide you a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the average fund expenses and/or the actual fund expenses depending upon what you request. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                            PORTFOLIO ARCHITECT LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES

Male, Issue Age 45                     Face Amount: $38,791
Non-Smoker                             Single Premium: $10,000

        TOTAL             DEATH BENEFIT*                    CASH VALUE*                 CASH SURRENDER VALUE*
       PREMIUMS   ------------------------------   ------------------------------   ------------------------------
       WITH 5%       0%         6%        12%         0%         6%        12%         0%         6%        12%
YEAR   INTEREST   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#
----   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  1     10,500     38,791     38,791     38,791     9,619      10,213     10,807     8,869       9,463     10,057
  2     11,025     38,791     38,791     38,791     9,239      10,428     11,704     8,489       9,678     10,954
  3     11,576     38,791     38,791     38,791     8,860      10,643     12,683     8,160       9,943     11,983
  4     12,155     38,791     38,791     38,791     8,481      10,860     13,754     7,781      10,160     13,054
  5     12,763     38,791     38,791     38,791     8,100      11,077     14,926     7,450      10,427     14,276
  6     13,401     38,791     38,791     38,791     7,717      11,292     16,208     7,117      10,692     15,608
  7     14,071     38,791     38,791     38,791     7,329      11,506     17,612     6,829      11,006     17,112
  8     14,775     38,791     38,791     38,791     6,936      11,717     19,150     6,536      11,317     18,750
  9     15,513     38,791     38,791     38,791     6,537      11,925     20,839     6,237      11,625     20,539
 10     16,289     38,791     38,791     38,791     6,129      12,127     22,692     6,129      12,127     22,692
 15     20,789     38,791     38,791     47,877     4,046      13,325     35,729     4,046      13,325     35,729
 20     26,533     38,791     38,791     69,050     1,420      14,296     56,599     1,420      14,296     56,599

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

# 9.95% is increased to 10.10% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.

*  Net Interest Rates are shown in parenthesis.

                            PORTFOLIO ARCHITECT LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES

Male, Issue Age 45                     Face Amount: $38,791
Non-Smoker                             Single Premium: $10,000

        TOTAL             DEATH BENEFIT*                    CASH VALUE*                 CASH SURRENDER VALUE*
       PREMIUMS   ------------------------------   ------------------------------   ------------------------------
       WITH 5%       0%         6%        12%         0%         6%        12%         0%         6%        12%
YEAR   INTEREST   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#
----   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  1     10,500     38,791     38,791     38,791     9,566      10,159     10,752     8,816       9,409     10,002
  2     11,025     38,791     38,791     38,791     9,130      10,313     11,585     8,380       9,563     10,835
  3     11,576     38,791     38,791     38,791     8,689      10,462     12,491     7,989       9,762     11,791
  4     12,155     38,791     38,791     38,791     8,243      10,604     13,479     7,543       9,904     12,779
  5     12,763     38,791     38,791     38,791     7,791      10,738     14,557     7,141      10,088     13,907
  6     13,401     38,791     38,791     38,791     7,329      10,862     15,734     6,729      10,262     15,134
  7     14,071     38,791     38,791     38,791     6,856      10,974     17,019     6,356      10,474     16,519
  8     14,775     38,791     38,791     38,791     6,368      11,070     18,424     5,968      10,670     18,024
  9     15,513     38,791     38,791     38,791     5,862      11,148     19,962     5,562      10,848     19,662
 10     16,289     38,791     38,791     38,791     5,334      11,205     21,648     5,334      11,205     21,648
 15     20,789     38,791     38,791     44,971     2,330      11,284     33,560     2,330      11,284     33,560
 20     26,533          0     38,791     64,080         0      10,229     52,524         0      10,229     52,524

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

# 9.95% is increased to 10.10% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.

*  Net Interest Rates are shown in parenthesis.

                            PORTFOLIO ARCHITECT LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES

Male, Issue Age 45                     Face Amount: $38,791
Non-Smoker                             Single Premium: $10,000

        TOTAL             DEATH BENEFIT*                    CASH VALUE*                 CASH SURRENDER VALUE*
       PREMIUMS   ------------------------------   ------------------------------   ------------------------------
       WITH 5%       0%         6%        12%         0%         6%        12%         0%         6%        12%
YEAR   INTEREST   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#
----   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  1     10,500     48,382     48,974     49,567     9,591      10,183     10,776     8,841       9,433     10,026
  2     11,025     47,974     49,155     50,423     9,183      10,364     11,632     8,433       9,614     10,882
  3     11,576     47,566     49,332     51,352     8,775      10,541     12,561     8,075       9,841     11,861
  4     12,155     47,157     49,505     52,361     8,366      10,714     13,570     7,666      10,014     12,870
  5     12,763     46,747     49,672     53,455     7,956      10,881     14,664     7,306      10,231     14,014
  6     13,401     46,333     49,832     54,642     7,542      11,041     15,851     6,942      10,441     15,251
  7     14,071     45,915     49,983     55,929     7,124      11,192     17,138     6,624      10,692     16,638
  8     14,775     45,491     50,122     57,323     6,700      11,331     18,532     6,300      10,931     18,132
  9     15,513     45,061     50,250     58,837     6,270      11,459     20,046     5,970      11,159     19,746
 10     16,289     44,621     50,362     60,475     5,830      11,571     21,684     5,830      11,571     21,684
 15     20,789     42,389     50,917     71,652     3,598      12,126     32,861     3,598      12,126     32,861
 20     26,533     39,661     50,771     88,790       870      11,980     49,999       870      11,980     49,999

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

# 9.95% is increased to 10.10% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.

*  Net Interest Rates are shown in parenthesis.

                            PORTFOLIO ARCHITECT LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES

Male, Issue Age 45                     Face Amount: $38,791
Non-Smoker                             Single Premium: $10,000

        TOTAL             DEATH BENEFIT*                    CASH VALUE*                 CASH SURRENDER VALUE*
       PREMIUMS   ------------------------------   ------------------------------   ------------------------------
       WITH 5%       0%         6%        12%         0%         6%        12%         0%         6%        12%
YEAR   INTEREST   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#   (-2.05%)   (3.95%)    (9.95%)#
----   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  1     10,500     48,311     48,901     49,492     9,520      10,110     10,701     8,770       9,360      9,951
  2     11,025     47,828     49,000     50,259     9,037      10,209     11,468     8,287       9,459     10,718
  3     11,576     47,341     49,087     51,085     8,550      10,296     12,294     7,850       9,596     11,594
  4     12,155     46,849     49,159     51,972     8,058      10,368     13,181     7,358       9,668     12,481
  5     12,763     46,349     49,214     52,926     7,558      10,423     14,135     6,908       9,773     13,485
  6     13,401     45,841     49,249     53,950     7,050      10,458     15,159     6,450       9,858     14,559
  7     14,071     45,320     49,261     55,048     6,529      10,470     16,257     6,029       9,970     15,757
  8     14,775     44,785     49,245     56,223     5,994      10,454     17,432     5,594      10,054     17,032
  9     15,513     44,232     49,197     57,480     5,441      10,406     18,689     5,141      10,106     18,389
 10     16,289     43,659     49,113     58,823     4,868      10,322     20,032     4,868      10,322     20,032
 15     20,789     40,463     48,183     67,574     1,672       9,392     28,783     1,672       9,392     28,783
 20     26,533          0     45,499     79,938         0       6,708     41,147         0       6,708     41,147

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

# 9.95% is increased to 10.10% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.

*  Net Interest Rates are shown in parenthesis.

                                   APPENDIX A
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Separate Account Two Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period. Separate Account Two commenced operations on September 5, 1995. All Investment Options of Separate Account Two invest in Investment Options that were in existence prior to the date on which the Investment Options became available under the Policy. Average annual rates of return include periods prior to the inception of the Investment Option, and are calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Separate Account Two during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options, as well as the 0.90% mortality and expense risk charge and the 0.40% administrative expense charge assessed against the Investment Options. The rates of return do not reflect surrender charges or Monthly Deduction Amounts (which are depicted in the Example following the Rates of Return), nor do they reflect a reduction in mortality and expense risk charges which may apply under certain circumstances. For information about the Charges assessed under the Policy, see "Charges and Deductions." For illustrations of how these charges affect Cash Values and Death Benefits, see "Illustrations."

                            AVERAGE RATES OF RETURN
                      FOR PERIODS ENDED DECEMBER 31, 2000

                     INVESTMENT OPTION                       1 YEAR    3 YEARS   INCEPTION DATE
                     -----------------                       ------    -------   --------------
STOCK FUNDS:
Alliance Growth Portfolio..................................  -21.69%    9.19%       6/20/1994
Capital Appreciation Fund (Janus)..........................  -27.12%   20.81%       3/18/1982
Equity Income Portfolio (Fidelity).........................    5.66%    6.70%       8/30/1996
Federated Stock Portfolio..................................    0.43%    6.70%       8/30/1996
Large Cap Portfolio (Fidelity).............................  -18.45%   11.68%       8/30/1996
Lazard International Stock Portfolio.......................  -12.66%    5.28%        8/1/1996
MFS Emerging Growth Portfolio..............................  -24.94%   20.17%       8/30/1996
Travelers Disciplined Mid Cap Stock Portfolio..............   10.24%   12.52%       6/20/1994
BOND FUNDS:
Federated High Yield Portfolio.............................   -8.96%   -1.44%       8/30/1996
Putnam Diversified Income Portfolio........................   -1.02%   -0.62%       6/20/1994
Travelers Quality Bond Portfolio...........................    6.35%    4.35%       8/30/1996
Travelers Zero Coupon Bond 2005............................   13.52%    5.50%      10/11/1995
BALANCED FUNDS:
MFS Total Return Portfolio.................................   14.54%    8.54%       6/20/1994
MONEY MARKET FUND:
Travelers Money Market Portfolio...........................    4.83%    3.98%       10/1/1981

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts (including the Cost of Insurance charges, deduction for premium and DAC tax and a monthly administrative charge of $5.00 for contracts with initial premium less than $25,000) that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deductions Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of Insurance rates go up each year as the Insured becomes a year older.

Male, Age 45, Non-smoker                                      Face Amount: $38,791
$10,000 Single Premium                                        Level Death Benefit Option
Hypothetical Gross Annual Investment Rate of Return: 8%*      Current Charges

                                                      MONTHLY DEDUCTION AMOUNTS:
POLICY   CUMULATIVE   SURRENDER CHARGE AS   ----------------------------------------------   ADMINISTRATIVE
 YEAR     PREMIUMS      % OF CUM. PREM.     COST OF INSURANCE CHARGES      PREMIUM TAX          CHARGES
------   ----------   -------------------   -------------------------   ------------------   --------------
   1     $10,000.00           7.5%                   $ 82.48                  $35.65             $60.00
   2     $10,000.00           7.5%                   $ 87.91                  $37.12             $60.00
   3     $10,000.00           7.0%                   $ 93.47                  $38.65             $60.00
   5     $10,000.00           6.5%                   $105.58                  $41.90             $60.00
  10     $10,000.00           0.0%                   $145.11                  $51.28             $60.00

* Hypothetical results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. Hypothetical investment results may be different from those shown if the actual rates of return averaged 10%, but fluctuated above or below that average for individual policy years. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B
                         REPRESENTATIVE STATED AMOUNTS
--------------------------------------------------------------------------------

The following table represents the Single Premium Factors for the determination of the Stated Amount per dollar of Gross Premium, varying by Male and Female (applicable to standard lives).

             MALE                             FEMALE
-------------------------------   -------------------------------
AGE    SP FAC    AGE    SP FAC    AGE    SP FAC    AGE    SP FAC
---   --------   ---   --------   ---   --------   ---   --------
16    14.42657   49     3.56731   16    18.84367   49     4.43733
17    13.90681   50     3.42307   17    18.07521   50     4.25702
18    13.41778   51     3.28603   18    17.33770   51     4.08507
19    12.94991   52     3.15604   19    16.62776   52     3.92112
20    12.49633   53     3.03288   20    15.94413   53     3.76500
21    12.05158   54     2.91638   21    15.28347   54     3.61635
22    11.61198   55     2.80620   22    14.64415   55     3.47460
23    11.17593   56     2.70193   23    14.02554   56     3.33918
24    10.74357   57     2.60315   24    13.42830   57     3.20946
25    10.31512   58     2.50941   25    12.85188   58     3.08480
26     9.89207   59     2.42037   26    12.29573   59     2.96483
27     9.47687   60     2.33580   27    11.75996   60     2.84944
28     9.07148   61     2.25553   28    11.24451   61     2.73873
29     8.67750   62     2.17946   29    10.74918   62     2.63297
30     8.29613   63     2.10753   30    10.27378   63     2.53247
31     7.92840   64     2.03963   31     9.81788   64     2.43736
32     7.57481   65     1.97559   32     9.38049   65     2.34746
33     7.23553   66     1.91515   33     8.96090   66     2.26235
34     6.91081   67     1.85800   34     8.55929   67     2.18153
35     6.60043   68     1.80387   35     8.17540   68     2.10443
36     6.30432   69     1.75250   36     7.80902   69     2.03065
37     6.02231   70     1.70379   37     7.46056   70     1.96007
38     5.75413   71     1.65772   38     7.12963   71     1.89279
39     5.49939   72     1.61434   39     6.81591   72     1.82902
40     5.25756   73     1.57373   40     6.51888   73     1.76900
41     5.02826   74     1.53589   41     6.23774   74     1.71287
42     4.81076   75     1.50071   42     5.97155   75     1.66054
43     4.60439   76     1.46798   43     5.71895   76     1.61181
44     4.40855   77     1.43743   44     5.47878   77     1.56633
45     4.22268   78     1.40871   45     5.25023   78     1.52374
46     4.04620   79     1.38157   46     5.03246   79     1.48372
47     3.87847   80     1.35584   47     4.82467   80     1.44610
48     3.71898                    48     4.62641

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                            PORTFOLIO ARCHITECT LIFE
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                  INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
          THE TRAVELERS LIFE AND ANNUITY COMPANY HARTFORD, CONNECTICUT

L-20231                                                                May, 2001

ANNUAL REPORT
DECEMBER 31, 2000



















                THE TRAVELERS VARIABLE LIFE INSURANCE
                SEPARATE ACCOUNT TWO








[TRAVELERS INSURANCE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

                      THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000


ASSETS:
  Investments at market value:
      Capital Appreciation Fund, 1,695 shares (cost $120,690) ..........       $  138,973
      Money Market Portfolio, 46,961 shares (cost $46,961) .............           46,961
      The Travelers Series Trust, 24,850 shares (cost $334,798) ........          345,578
      Travelers Series Fund Inc., 14,582 shares (cost $277,582) ........          277,624
                                                                               ----------

         Total Investments (cost $780,031) .............................                        $  809,136

  Receivables:
      Dividends ........................................................                                89
                                                                                                ----------

         Total Assets ..................................................                           809,225
                                                                                                ----------


LIABILITIES:
  Payables:
      Contract surrenders and transfers to other Travelers accounts ....                                35
      Insurance charges ................................................                               190
      Administrative fees ..............................................                                96
                                                                                                ----------

         Total Liabilities .............................................                               321
                                                                                                ----------

NET ASSETS: ............................................................                        $  808,904
                                                                                                ==========












                        See Notes to Financial Statements

                      THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                             STATEMENT OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND
               THE PERIOD MAY 27, 1998 (DATE OPERATIONS COMMENCED)
                              TO DECEMBER 31, 1998


                                                                                     2000             1999           1998
                                                                                     ----             ----           ----

INVESTMENT INCOME:
  Dividends ...............................................................       $  41,747        $  31,886       $  15,132
                                                                                  ---------        ---------       ---------

EXPENSES:
  Insurance charges .......................................................           6,753            5,678           2,165
  Administrative fees .....................................................           3,358            2,715             959
                                                                                  ---------        ---------       ---------

    Total expenses ........................................................          10,111            8,393           3,124
                                                                                  ---------        ---------       ---------

      Net investment income ...............................................          31,636           23,493          12,008
                                                                                  ---------        ---------       ---------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
    GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) from investment transactions:
    Proceeds from investments sold ........................................          96,112          279,520         427,781
    Cost of investments sold ..............................................          95,531          278,247         428,107
                                                                                  ---------        ---------       ---------

      Net realized gain (loss) ............................................             581            1,273            (326)
                                                                                  ---------        ---------       ---------

  Change in unrealized gain (loss) on investments:
    Unrealized gain beginning of period ...................................         100,331           25,855              --
    Unrealized gain end of period .........................................          29,105          100,331          25,855
                                                                                  ---------        ---------       ---------

      Net change in unrealized gain (loss) for the period .................         (71,226)          74,476              --
                                                                                  ---------        ---------       ---------

        Net realized gain (loss) and change in unrealized gain (loss) .....         (70,645)          75,749          25,529
                                                                                  ---------        ---------       ---------

  Net (increase) decrease in net assets resulting from operations .........       $ (39,009)       $  99,242       $  37,537
                                                                                  =========        =========       =========







                        See Notes to Financial Statements

                      THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                       STATEMENT OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 AND
               THE PERIOD MAY 27, 1998 (DATE OPERATIONS COMMENCED)
                              TO DECEMBER 31, 1998


                                                                                        2000             1999              1998
                                                                                        ----             ----              ----

OPERATIONS:
  Net investment income .......................................................       $  31,636        $  23,493        $  12,008
  Net realized gain (loss) from investment transactions .......................             581            1,273             (326)
  Net change in unrealized gain (loss) on investments .........................         (71,226)          74,476           25,855
                                                                                      ---------        ---------        ---------

    Net increase (decrease) in net assets resulting from operations ...........         (39,009)          99,242           37,537
                                                                                      ---------        ---------        ---------

UNIT TRANSACTIONS:
  Participant premium payments
    (applicable to 12,510 and 278,774 and 457,581 units, respectively) ........          13,584          287,771          458,390
  Participant transfers from other Travelers accounts
    (applicable to 41,427 and 251,263 and 417,156 units, respectively) ........          58,400          270,738          417,222
  Growth rate intra-fund transfers in
    (applicable to 109,334 and 443,223 units, respectively) ...................         128,922          502,202               --
  Contract surrenders
    (applicable to 12,637 and 12,659 and 7,658 units, respectively) ...........         (15,055)         (13,979)          (7,641)
  Participant transfers to other Travelers accounts
    (applicable to 58,429 and 271,639 and 417,548 units, respectively) ........         (58,547)        (280,175)        (419,574)
  Growth rate intra-fund transfers out
    (applicable to 109,334 and 443,843 units, respectively) ...................        (128,922)        (502,202)              --
                                                                                      ---------        ---------        ---------

    Net increase (decrease) in net assets resulting from unit transactions ....          (1,618)         264,355          448,397
                                                                                      ---------        ---------        ---------
      Net increase (decrease) in net assets ...................................         (40,627)         363,597          485,934

NET ASSETS:
  Beginning of period .........................................................         849,531          485,934               --
                                                                                      ---------        ---------        ---------

  End of period ...............................................................       $ 808,904        $ 849,531        $ 485,934
                                                                                      =========        =========        =========







                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Variable Life Insurance Separate Account Two ("Separate Account Two") is a separate account of The Travelers Life and Annuity Company ("Travelers Life"), a wholly owned subsidiary of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable life insurance contracts issued by Travelers Life. Separate Account Two is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Separate Account Two is comprised of the Portfolio Architect Life product.

    Participant premium payments applied to Separate Account Two are invested in one or more sub-accounts in accordance with the selection made by the owner. As of December 31, 2000, the investments comprising Separate Account Two were: Capital Appreciation Fund; Money Market Portfolio; Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Disciplined Mid Cap Stock Portfolio, Travelers Quality Bond Portfolio and *Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust; and Alliance Growth Portfolio, MFS Total Return Portfolio and Putnam Diversified Income Portfolio of Travelers Series Fund Inc.

    All funds are Massachusetts business trust, except for Travelers Series Trust Fund Inc. which is incorporated under Maryland law. All funds are managed by affiliates of The Travelers. Not all funds may be available in all states or to all contract owners. Funds indicated by an asterisk (*) did not have activity as of December 31, 2000.

    The following is a summary of significant accounting policies consistently followed by Separate Account Two in the preparation of its financial statements.

    SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES. The operations of Separate Account Two form a part of the total operations of Travelers Life and are not taxed separately. Travelers Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Separate Account Two. Separate Account Two is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments were $126,080 and $96,112, respectively, for the year ended December 31, 2000. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $780,031 at December 31, 2000. Gross unrealized appreciation for all investments at December 31, 2000 was $45,085. Gross unrealized depreciation for all investments at December 31, 2000 was $15,980.

3.  CONTRACT CHARGES

    Insurance charges are paid for the mortality and expense risks assumed by Travelers Life. Each business day, Travelers Life deducts a mortaility and expense risk charge which is reflected in the calculation of unit values. This charge equals, on an annual basis, 0.90% (Price 1 in Note 5) and for any contract year that follows a contract year in which the participant's average net fund growth rate (as described in the prospectus) is 6.5% or greater, these charges will be reduced to 0.75% (Price 2 in Note 5), of the amounts held in each funding option.

    Administrative fees are paid for administrative expenses. This fee is also deducted each business day and reflected in the calculation of unit values. This charge equals, on an annual basis, 0.40% of the amounts held in each funding option.

    For contracts in the accumulation phase with a contract value less than $25,000, a monthly charge of $5 (prorated for partial periods) is deducted from participant account balances and paid to Travelers Life to cover administrative charges.

    Travelers Life receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). Travelers Life received no contingent surrender charges for the years ended December 31, 2000 and 1999.

4.  NET CONTRACT OWNERS' EQUITY


                                                                   DECEMBER 31, 2000
                                                        ------------------------------------------

                                                                         UNIT            NET
                                                           UNITS         VALUE          ASSETS
                                                           -----         -----          ------

Capital Appreciation Fund
    Price 1 ...........................................     17,773       $  1.473       $ 26,176
    Price 2 ...........................................     76,265          1.478        112,744

Money Market Portfolio
    Price 1 ...........................................     42,453          1.108         47,022
    Price 2 ...........................................         --          1.112             --

The Travelers Series Trust
  Equity Income Portfolio
    Price 1 ...........................................     41,895          1.143         47,869
    Price 2 ...........................................     76,881          1.147         88,176
  Federated High Yield Portfolio
    Price 1 ...........................................      2,974          0.906          2,693
    Price 2 ...........................................      8,820          0.909          8,015
  Federated Stock Portfolio
    Price 1 ...........................................      5,813          1.171          6,806
    Price 2 ...........................................      8,987          1.175         10,559
  Large Cap Portfolio
    Price 1 ...........................................     12,826          0.951         12,195
    Price 2 ...........................................     14,695          0.953         14,007
  Lazard International Stock Portfolio
    Price 1 ...........................................      9,596          1.031          9,897
    Price 2 ...........................................      7,344          1.035          7,602
  MFS Emerging Growth Portfolio
    Price 1 ...........................................        871          1.757          1,530
    Price 2 ...........................................      8,560          1.763         15,092
  Disciplined Mid Cap Stock Portfolio
    Price 1 ...........................................      1,916          1.635          3,133
    Price 2 ...........................................      4,837          1.641          7,935
  Travelers Quality Bond Portfolio
    Price 1 ...........................................     25,539          1.101         28,126
    Price 2 ...........................................     74,004          1.105         81,806
  Zero Coupon Bond Fund Portfolio Series 2005
    Price 1 ...........................................         --          1.028             --
    Price 2 ...........................................         --          1.030             --


                                                              DECEMBER 31, 2000
                                                 --------------------------------------------

                                                                    UNIT             NET
                                                      UNITS         VALUE          ASSETS
                                                      -----         -----          ------

Travelers Series Fund Inc.
  Alliance Growth Portfolio
    Price 1 .................................         17,991       $  1.173       $ 21,103
    Price 2 .................................         67,379          1.177         79,331
  MFS Total Return Portfolio
    Price 1 .................................         66,299          1.203         79,724
    Price 2 .................................         68,839          1.207         83,091
  Putnam Diversified Income Portfolio
    Price 1 .................................          4,845          0.951          4,610
    Price 2 .................................         10,119          0.955          9,662
                                                                                  --------

Net Contract Owners' Equity ...................................................   $808,904
                                                                                  ========

5.  STATEMENT OF INVESTMENTS


INVESTMENTS                                                         NO. OF        MARKET
                                                                    SHARES         VALUE
                                                                   --------       --------
  CAPITAL APPRECIATION FUND (17.2%)
      Total (Cost $120,690)                                           1,695       $138,973
                                                                   --------       --------

  MONEY MARKET PORTFOLIO (5.8%)
      Total (Cost $46,961)                                           46,961         46,961
                                                                   --------       --------

  THE TRAVELERS SERIES TRUST (42.7%)
    Equity Income Portfolio (Cost $127,040)                           8,370        136,099
    Federated High Yield Portfolio (Cost $12,768)                     1,128         10,712
    Federated Stock Portfolio (Cost $16,959)                          1,086         17,371
    Large Cap Portfolio (Cost $31,194)                                1,559         26,211
    Lazard International Stock Portfolio (Cost $17,369)               1,331         17,505
    MFS Emerging Growth Portfolio (Cost $12,874)                        736         16,631
    Disciplined Mid Cap Stock Portfolio (Cost $9,181)                   642         11,072
    Travelers Quality Bond Portfolio (Cost $107,408)                  9,997        109,972
    Zero Coupon Bond Fund Portfolio Series 2005 (Cost $5)                 1              5
                                                                   --------       --------
      Total (Cost $334,798)                                          24,850        345,578
                                                                   --------       --------

  TRAVELERS SERIES FUND INC. (34.3%)
    Alliance Growth Portfolio (Cost $107,575)                         4,042        100,466
    MFS Total Return Portfolio (Cost $153,886)                        9,171        162,869
    Putnam Diversified Income Portfolio (Cost $16,121)                1,369         14,289
                                                                   --------       --------
      Total (Cost $277,582)                                          14,582        277,624
                                                                   --------       --------

TOTAL INVESTMENTS (100%)
  (COST $780,031)                                                                 $809,136
                                                                                  ========

                       This page intentionally left blank

6. SCHEDULE OF SEPARATE ACCOUNT TWO OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND THE PERIOD MAY 27, 1998 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1998


                                                                   CAPITAL APPRECIATION FUND            MONEY MARKET PORTFOLIO
                                                              ---------------------------------   ---------------------------------
                                                                2000         1999        1998        2000       1999         1998
                                                                ----         ----        ----        ----       ----         ----
INVESTMENT INCOME:
Dividends ..................................................  $   6,271   $   2,868   $   1,762   $   2,701   $   1,826   $   2,704
                                                              ---------   ---------   ---------   ---------   ---------   ---------

EXPENSES:
Insurance charges ..........................................      1,363         949         314         403         335         495
Administrative fees ........................................        694         464         139         180         148         219
                                                              ---------   ---------   ---------   ---------   ---------   ---------
    Net investment income (loss) ...........................      4,214       1,455       1,309       2,118       1,343       1,990
                                                              ---------   ---------   ---------   ---------   ---------   ---------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ...........................      7,230       3,890       1,513      15,044     255,207     420,005
  Cost of investments sold .................................      4,830       2,917       1,496      15,044     255,207     420,005
                                                              ---------   ---------   ---------   ---------   ---------   ---------

    Net realized gain (loss) ...............................      2,400         973          17          --          --          --
                                                              ---------   ---------   ---------   ---------   ---------   ---------

Change in unrealized gain (loss) on investments:
  Unrealized gain(loss) beginning of period ................     68,298      16,250          --          --          --          --
  Unrealized gain(loss) end of period ......................     18,283      68,298      16,250          --          --          --
                                                              ---------   ---------   ---------   ---------   ---------   ---------

    Net change in unrealized gain (loss) for the period ....    (50,015)     52,048      16,250          --          --          --
                                                              ---------   ---------   ---------   ---------   ---------   ---------

Net increase (decrease) in net assets
    resulting from operations ..............................    (43,401)     54,476      17,576       2,118       1,343       1,990
                                                              ---------   ---------   ---------   ---------   ---------   ---------



UNIT TRANSACTIONS:
Participant premium payments ...............................         86          --          --      11,438     287,771     458,390
Participant transfers from other Travelers accounts ........     14,257      30,786      72,640          19         862         755
Growth rate intra-fund transfers in ........................     26,408      99,133          --          --       6,747          --
Contract surrenders ........................................     (2,647)     (2,098)     (1,105)       (790)     (1,617)     (1,960)
Participant transfers to other Travelers accounts ..........     (1,639)        (11)         --     (13,725)   (279,998)   (419,574)
Growth rate intra-fund transfers out .......................    (26,408)    (99,133)         --          --      (6,747)         --
                                                              ---------   ---------   ---------   ---------   ---------   ---------

  Net increase (decrease) in net assets
    resulting from unit transactions .......................     10,057      28,677      71,535      (3,058)      7,018      37,611
                                                              ---------   ---------   ---------   ---------   ---------   ---------

    Net increase (decrease) in net assets ..................    (33,344)     83,153      89,111        (940)      8,361      39,601




NET ASSETS:
  Beginning of period ......................................    172,264      89,111          --      47,962      39,601          --
                                                              ---------   ---------   ---------   ---------   ---------   ---------

  End of period ............................................  $ 138,920   $ 172,264   $  89,111   $  47,022   $  47,962   $  39,601
                                                              =========   =========   =========   =========   =========   =========

      EQUITY INCOME PORTFOLIO             FEDERATED HIGH YIELD PORTFOLIO            FEDERATED STOCK PORTFOLIO
-----------------------------------    -----------------------------------    -----------------------------------
   2000         1999        1998          2000         1999        1998         2000         1999         1998
   ----         ----        ----          ----         ----        ----         ----         ----         ----

$   1,327    $   8,367    $     765    $   1,427    $       8    $     407    $     931    $      96    $     152
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------


    1,020          895          315          113           70           19          122           73            8
      505          428          140           54           32            9           61           36            4
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
     (198)       7,044          310        1,260          (94)         379          748          (13)         140
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------




    4,658        4,473        1,496        3,636          488           74          654          194           16
    4,669        4,345        1,562        4,016          500           77          657          183           15
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

      (11)         128          (66)        (380)         (12)          (3)          (3)          11            1
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------


   (1,127)       2,119           --           (5)        (346)          --          383          299           --
    9,059       (1,127)       2,119       (2,056)          (5)        (346)         412          383          299
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

   10,186       (3,246)       2,119       (2,051)         341         (346)          29           84          299
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------


    9,977        3,926        2,363       (1,171)         235           30          774           82          440
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------




      423           --           --           --           --           --          428           --           --
    3,068       44,235       78,037           22        8,914        6,438        6,133        5,969        4,104
   28,158       82,042           --       14,980        6,503           --        2,211       10,093           --
   (2,376)      (2,059)      (1,081)        (285)        (193)         (51)        (299)        (137)         (17)
     (435)         (32)          --       (3,203)         (30)          --         (112)          --           --
  (28,159)     (82,042)          --      (14,978)      (6,503)          --       (2,211)     (10,093)          --
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------


      679       42,144       76,956       (3,464)       8,691        6,387        6,150        5,832        4,087
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

   10,656       46,070       79,319       (4,635)       8,926        6,417        6,924        5,914        4,527





  125,389       79,319           --       15,343        6,417           --       10,441        4,527           --
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

$ 136,045    $ 125,389    $  79,319    $  10,708    $  15,343    $   6,417    $  17,365    $  10,441    $   4,527
=========    =========    =========    =========    =========    =========    =========    =========    =========

6. SCHEDULE OF SEPARATE ACCOUNT TWO OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND THE PERIOD MAY 27, 1998 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1998 (CONTINUED)


                                                                   LARGE CAP PORTFOLIO        LAZARD INTERNATIONAL STOCK PORTFOLIO
                                                              ------------------------------  ------------------------------------
                                                                2000       1999       1998      2000         1999          1998
                                                                ----       ----       ----      ----         ----          ----
INVESTMENT INCOME:
Dividends ..................................................  $  1,845   $  1,107   $     --  $    951     $     39      $     33
                                                              --------   --------   --------  --------     --------      --------

EXPENSES:
Insurance charges ..........................................       238         63         --       154          107             6
Administrative fees ........................................       109         28         --        74           50             2
                                                              --------   --------   --------  --------     --------      --------
    Net investment income (loss) ...........................     1,498      1,016         --       723         (118)           25
                                                              --------   --------   --------  --------     --------      --------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ...........................     7,890        220         --       492          297            10
  Cost of investments sold .................................     7,591        220         --       459          272            11
                                                              --------   --------   --------  --------     --------      --------

    Net realized gain (loss) ...............................       299         --         --        33           25            (1)
                                                              --------   --------   --------  --------     --------      --------

Change in unrealized gain (loss) on investments:
  Unrealized gain(loss) beginning of period ................     1,639         --         --     3,427          329            --
  Unrealized gain(loss) end of period ......................    (4,983)     1,639         --       136        3,427           329
                                                              --------   --------   --------  --------     --------      --------

    Net change in unrealized gain (loss) for the period ....    (6,622)     1,639         --    (3,291)       3,098           329
                                                              --------   --------   --------  --------     --------      --------

Net increase (decrease) in net assets
    resulting from operations ..............................    (4,825)     2,655         --    (2,535)       3,005           353
                                                              --------   --------   --------  --------     --------      --------



UNIT TRANSACTIONS:
Participant premium payments ...............................        --         --         --        --           --            --
Participant transfers from other Travelers accounts ........     9,902     20,693         --        --       14,276         2,858
Growth rate intra-fund transfers in ........................    21,604         --         --        --        6,992            --
Contract surrenders ........................................      (593)      (194)        --      (253)        (193)          (12)
Participant transfers to other Travelers accounts ..........    (1,436)        --         --        --           --            --
Growth rate intra-fund transfers out .......................   (21,604)        --         --        --       (6,992)           --
                                                              --------   --------   --------  --------     --------      --------

  Net increase (decrease) in net assets
    resulting from unit transactions .......................     7,873     20,499         --      (253)      14,083         2,846
                                                              --------   --------   --------  --------     --------      --------

    Net increase (decrease) in net assets ..................     3,048     23,154         --    (2,788)      17,088         3,199



NET ASSETS:
  Beginning of period ......................................    23,154         --         --    20,287        3,199            --
                                                              --------   --------   --------  --------     --------      --------

  End of period ............................................  $ 26,202   $ 23,154   $     --  $ 17,499     $ 20,287      $  3,199
                                                              ========   ========   ========  ========     ========      ========

  MFS EMERGING GROWTH PORTFOLIO       DISCIPLINED MID CAP STOCK PORTFOLIO     TRAVELERS QUALITY BOND PORTFOLIO
---------------------------------     -----------------------------------    -----------------------------------
  2000         1999          1998         2000         1999         1998         2000        1999         1998
  ----         ----          ----         ----         ----         ----         ----        ----         ----

$     946    $      --    $      --    $     392    $     233    $      --    $   5,296    $     510    $   2,954
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------


      142           97            6           68           44            5          845          795          306
       75           47            2           35           21            2          426          383          136
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
      729         (144)          (8)         289          168           (7)       4,025         (668)       2,512
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------




      456          273           14          234           87            9        3,229        2,996        1,481
      276          218           12          188           80            8        3,218        2,989        1,445
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

      180           55            2           46            7            1           11            7           36
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------


    9,007          792           --        1,161          520           --          642          272           --
    3,757        9,007          792        1,891        1,161          520        2,564          642          272
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

   (5,250)       8,215          792          730          641          520        1,922          370          272
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------


   (4,341)       8,126          786        1,065          816          514        5,958         (291)       2,820
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------





       --           --           --           --           --           --          437           --           --
    1,843        3,384        7,252        3,151        3,383        2,336        1,542       36,590       67,882
       --       11,606           --           --        5,949           --        8,261       74,153           --
     (244)        (168)         (16)        (112)         (76)          (9)      (1,958)      (1,957)      (1,063)
       --           --           --           --           --           --          (13)         (14)          --
       --      (11,606)          --           --       (5,949)          --       (8,262)     (74,153)          --
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------


    1,599        3,216        7,236        3,039        3,307        2,327            7       34,619       66,819
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

   (2,742)      11,342        8,022        4,104        4,123        2,841        5,965       34,328       69,639





   19,364        8,022           --        6,964        2,841           --      103,967       69,639           --
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

$  16,622    $  19,364    $   8,022    $  11,068    $   6,964    $   2,841    $ 109,932    $ 103,967    $  69,639
=========    =========    =========    =========    =========    =========    =========    =========    =========

6. SCHEDULE OF SEPARATE ACCOUNT TWO OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND THE PERIOD MAY 27, 1998 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1998 (CONTINUED)


                                                               ZERO COUPON BOND FUND PORTFOLIO
                                                                         SERIES 2005                 ALLIANCE GROWTH PORTFOLIO
                                                              ---------------------------------  ---------------------------------
                                                                2000        1999        1998       2000         1999        1998
                                                                ----        ----        ----       ----         ----        ----
INVESTMENT INCOME:
Dividends ..................................................  $      --   $      --   $      --  $   9,051   $   5,143   $   3,626
                                                              ---------   ---------   ---------  ---------   ---------   ---------

EXPENSES:
Insurance charges ..........................................         57         228          --        891         713         282
Administrative fees ........................................         26         102          --        459         351         125
                                                              ---------   ---------   ---------  ---------   ---------   ---------
    Net investment income (loss) ...........................        (83)       (330)         --      7,701       4,079       3,219
                                                              ---------   ---------   ---------  ---------   ---------   ---------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ...........................     27,151         945          --      2,972       2,602       1,322
  Cost of investments sold .................................     28,255         988          --      2,631       2,350       1,443
                                                              ---------   ---------   ---------  ---------   ---------   ---------

    Net realized gain (loss) ...............................     (1,104)        (43)         --        341         252        (121)
                                                              ---------   ---------   ---------  ---------   ---------   ---------

Change in unrealized gain (loss) on investments:
  Unrealized gain(loss) beginning of period ................     (1,625)         --          --     25,445       4,629          --
  Unrealized gain(loss) end of period ......................         --      (1,625)         --     (7,109)     25,445       4,629
                                                              ---------   ---------   ---------  ---------   ---------   ---------

    Net change in unrealized gain (loss) for the period ....      1,625      (1,625)         --    (32,554)     20,816       4,629
                                                              ---------   ---------   ---------  ---------   ---------   ---------

Net increase (decrease) in net assets
    resulting from operations ..............................        438      (1,998)         --    (24,512)     25,147       7,727
                                                              ---------   ---------   ---------  ---------   ---------   ---------



UNIT TRANSACTIONS:
Participant premium payments ...............................         --          --          --         --          --          --
Participant transfers from other Travelers accounts ........         --      29,248          --     15,268      15,967      65,086
Growth rate intra-fund transfers in ........................         --          --          --         --      80,390          --
Contract surrenders ........................................       (201)       (636)         --     (1,674)     (1,586)       (989)
Participant transfers to other Travelers accounts ..........    (26,851)         --          --         --          --          --
Growth rate intra-fund transfers out .......................         --          --          --         --     (80,390)         --
                                                              ---------   ---------   ---------  ---------   ---------   ---------

  Net increase (decrease) in net assets
    resulting from unit transactions .......................    (27,052)     28,612          --     13,594      14,381      64,097
                                                              ---------   ---------   ---------  ---------   ---------   ---------

    Net increase (decrease) in net assets ..................    (26,614)     26,614          --    (10,918)     39,528      71,824



NET ASSETS:
  Beginning of period ......................................     26,614          --          --    111,352      71,824          --
                                                              ---------   ---------   ---------  ---------   ---------   ---------

  End of period ............................................  $      --   $  26,614   $      --  $ 100,434   $ 111,352   $  71,824
                                                              =========   =========   =========  =========   =========   =========

    MFS TOTAL RETURN PORTFOLIO         PUTNAM DIVERSIFIED INCOME PORTFOLIO                    COMBINED
-----------------------------------    -----------------------------------    -----------------------------------
  2000          1999        1998         2000         1999         1998          2000        1999         1998
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

$   9,096    $  10,445    $   2,729    $   1,513    $   1,244    $      --    $  41,747    $  31,886    $  15,132
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------


    1,205        1,139          366          132          170           43        6,753        5,678        2,165
      593          543          162           67           82           19        3,358        2,715          959
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
    7,298        8,763        2,201        1,314          992          (62)      31,636       23,493       12,008
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------




    8,291        6,207        1,706       14,175        1,641          135       96,112      279,520      427,781
    8,635        6,295        1,893       15,062        1,683          140       95,531      278,247      428,107
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

     (344)         (88)        (187)        (887)         (42)          (5)         581        1,273         (326)
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------


   (5,768)       1,133           --       (1,146)        (142)          --      100,331       25,855           --
    8,983       (5,768)       1,133       (1,832)      (1,146)        (142)      29,105      100,331       25,855
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

   14,751       (6,901)       1,133         (686)      (1,004)        (142)     (71,226)      74,476       25,855
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------


   21,705        1,774        3,147         (259)         (54)        (209)     (39,009)      99,242       37,537
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------




      772           --           --           --           --           --       13,584      287,771      458,390
    3,109       47,023       95,280           86        9,408       14,554       58,400      270,738      417,222
   22,717       99,667           --        4,583       18,927           --      128,922      502,202           --
   (3,177)      (2,709)      (1,224)        (446)        (356)        (114)     (15,055)     (13,979)      (7,641)
   (2,815)         (70)          --       (8,318)         (20)          --      (58,547)    (280,175)    (419,574)
  (22,717)     (99,667)          --       (4,583)     (18,927)          --     (128,922)    (502,202)          --
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------


   (2,111)      44,244       94,056       (8,678)       9,032       14,440       (1,618)     264,355      448,397
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

   19,594       46,018       97,203       (8,937)       8,978       14,231      (40,627)     363,597      485,934




  143,221       97,203           --       23,209       14,231           --      849,531      485,934           --
---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

$ 162,815    $ 143,221    $  97,203    $  14,272    $  23,209    $  14,231    $ 808,904    $ 849,531    $ 485,934
=========    =========    =========    =========    =========    =========    =========    =========    =========

7. SCHEDULE OF UNITS FOR SEPARATE ACCOUNT TWO FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND THE PERIOD MAY 27, 1998 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1998


                                                       CAPITAL APPRECIATION FUND               MONEY MARKET PORTFOLIO
                                                  ----------------------------------     ----------------------------------
                                                    2000         1999         1998         2000         1999        1998
                                                    ----         ----         ----         ----         ----        ----

Units beginning of period ....................      90,030       70,706           --       45,391       38,834           --
Units purchased and transferred from
  other Travelers accounts ...................      20,030       93,006       71,764       10,552      286,115      458,332
Units redeemed and transferred to
  other Travelers accounts ...................     (16,022)     (73,682)      (1,058)     (13,490)    (279,558)    (419,498)
                                                  --------     --------     --------     --------     --------     --------
Units end of period ..........................      94,038       90,030       70,706       42,453       45,391       38,834
                                                  ========     ========     ========     ========     ========     ========


                                                        EQUITY INCOME PORTFOLIO            FEDERATED HIGH YIELD PORTFOLIO
                                                  ----------------------------------     ----------------------------------
                                                    2000         1999         1998         2000         1999        1998
                                                    ----         ----         ----         ----         ----        ----

Units beginning of period ....................     118,040       77,444           --       15,348        6,538           --
Units purchased and
  transferred from other Travelers accounts ..      29,475      119,476       78,572       15,183       15,486        6,591
Units redeemed and
  transferred to other Travelers accounts ....     (28,739)     (78,880)      (1,128)     (18,737)      (6,676)         (53)
                                                  --------     --------     --------     --------     --------     --------
Units end of period ..........................     118,776      118,040       77,444       11,794       15,348        6,538
                                                  ========     ========     ========     ========     ========     ========


                                                       FEDERATED STOCK PORTFOLIO                LARGE CAP PORTFOLIO
                                                  ----------------------------------     ----------------------------------
                                                    2000         1999         1998         2000         1999        1998
                                                    ----         ----         ----         ----         ----        ----

Units beginning of period ....................       9,115        4,118           --       20,557           --           --
Units purchased and
  transferred from other Travelers accounts ..       8,013       13,500        4,134       28,028       20,751           --
Units redeemed and
  transferred to other Travelers accounts ....      (2,328)      (8,503)         (16)     (21,064)        (194)          --
                                                  --------     --------     --------     --------     --------     --------
Units end of period ..........................      14,800        9,115        4,118       27,521       20,557           --
                                                  ========     ========     ========     ========     ========     ========


                                                 LAZARD INTERNATIONAL STOCK PORTFOLIO       MFS EMERGING GROWTH PORTFOLIO
                                                 ------------------------------------    ----------------------------------
                                                    2000         1999         1998         2000         1999        1998
                                                    ----         ----         ----         ----         ----        ----

Units beginning of period ....................      17,178        3,257           --        8,671        6,281           --
Units purchased and
  transferred from other Travelers accounts ..          --       20,936        3,270          877       10,843        6,295
Units redeemed and
  transferred to other Travelers accounts ....        (238)      (7,015)         (13)        (117)      (8,453)         (14)
                                                  --------     --------     --------     --------     --------     --------
Units end of period ..........................      16,940       17,178        3,257        9,431        8,671        6,281
                                                  ========     ========     ========     ========     ========     ========

7. SCHEDULE OF UNITS FOR SEPARATE ACCOUNT TWO FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND THE PERIOD MAY 27, 1998 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1998 (CONTINUED)


                                                DISCIPLINED MID CAP STOCK PORTFOLIO           TRAVELERS QUALITY BOND PORTFOLIO
                                              --------------------------------------       --------------------------------------
                                                2000           1999           1998           2000           1999           1998
                                                ----           ----           ----           ----           ----           ----

Units beginning of period ..............         4,895          2,241             --         99,519         66,624             --
Units purchased and transferred from
  other Travelers accounts .............         1,929          7,208          2,249          9,580        106,180         67,662
Units redeemed and transferred to
  other Travelers accounts .............           (71)        (4,554)            (8)        (9,556)       (73,285)        (1,038)
                                              --------       --------       --------       --------       --------       --------
Units end of period ....................         6,753          4,895          2,241         99,543         99,519         66,624
                                              ========       ========       ========       ========       ========       ========


                                                 ZERO COUPON BOND FUND PORTFOLIO
                                                          SERIES 2005                            ALLIANCE GROWTH PORTFOLIO
                                              --------------------------------------      ---------------------------------------
                                                2000           1999           1998           2000           1999           1998
                                                ----           ----           ----           ----           ----           ----

Units beginning of period ..............        28,578             --             --         76,471         64,526             --
Units purchased and transferred from
  other Travelers accounts .............            --         29,248             --         10,137         81,662         65,546
Units redeemed and transferred to
  other Travelers accounts .............       (28,578)          (670)            --         (1,238)       (69,717)        (1,020)
                                              --------       --------       --------       --------       --------       --------
Units end of period ....................            --         28,578             --         85,370         76,471         64,526
                                              ========       ========       ========       ========       ========       ========


                                                    MFS TOTAL RETURN PORTFOLIO              PUTNAM DIVERSIFIED INCOME PORTFOLIO
                                              -------------------------------------       ---------------------------------------
                                                2000           1999           1998           2000           1999           1998
                                                ----           ----           ----           ----           ----           ----

Units beginning of period ..............       136,914         94,284             --         23,943         14,678             --
Units purchased and transferred from
  other Travelers accounts .............        24,669        139,557         95,525          4,798         29,292         14,797
Units redeemed and transferred to
  other Travelers accounts .............       (26,445)       (96,927)        (1,241)       (13,777)       (20,027)          (119)
                                              --------       --------       --------       --------       --------       --------
Units end of period ....................       135,138        136,914         94,284         14,964         23,943         14,678
                                              ========       ========       ========       ========       ========       ========


                                                             COMBINED
                                              --------------------------------------
                                                2000           1999           1998
                                                ----           ----           ----

Units beginning of period ..............       694,650        449,531             --
Units purchased and transferred from
  other Travelers accounts .............       163,271        973,260        874,737
Units redeemed and transferred to
  other Travelers accounts .............      (180,400)      (728,141)      (425,206)
                                              --------       --------       --------
Units end of period ....................       677,521        694,650        449,531
                                              ========       ========       ========

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors of The Travelers Life and Annuity Company and Owners of Variable Life Insurance Contracts of The Travelers Variable Life Insurance Separate Account Two:


We have audited the accompanying statement of assets and liabilities of The Travelers Variable Life Insurance Separate Account Two (comprised of the sub-accounts listed in note 1) (collectively, "the Account") as of December 31, 2000, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended and the period May 27, 1998 (date operations commenced) to December 31, 1998. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 2000, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2000, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and the period May 27, 1998 (date operations commenced) to December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.


                           /s/ KMPG LLP


Hartford, Connecticut
February 15, 2001

                       This page intentionally left blank

                       This page intentionally left blank

                              Independent Auditors
                                    KPMG LLP
                              Hartford, Connecticut










This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Variable Life Insurance Separate Account Two or shares of Separate Account Two's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Variable Life Insurance Separate Account Two product(s) offered by The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.








SEP2 (Annual) (12-00) Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder
The Travelers Life and Annuity Company:


We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 2000 and 1999, and the related statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




/s/ KPMG LLP
Hartford, Connecticut
January 16, 2001

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                              STATEMENTS OF INCOME
                                ($ in thousands)


FOR THE YEAR ENDED DECEMBER 31,                2000         1999          1998
                                             ---------    ---------    ---------

REVENUES
Premiums                                     $  33,941    $  25,270    $  23,677
Net investment income                          214,174      177,179      171,003
Realized investment gains (losses)              (7,396)      (4,973)      18,493
Fee income                                     127,378       63,722       27,392
Other revenues                                   9,625        4,072        1,494
                                             ---------    ---------    ---------
     Total Revenues                            377,722      265,270      242,059
                                             ---------    ---------    ---------

BENEFITS AND EXPENSES
Current and future insurance benefits           78,403       78,072       81,371
Interest credited to contractholders            77,579       56,216       51,535
Amortization of deferred acquisition costs      68,254       38,902       15,956
Operating expenses                              14,095       11,326        5,012
                                             ---------    ---------    ---------
     Total Benefits and Expenses               238,331      184,516      153,874
                                             ---------    ---------    ---------

Income before federal income taxes             139,391       80,754       88,185
                                             ---------    ---------    ---------

Federal income taxes
     Current                                    11,738       21,738       18,917
     Deferred                                   36,748        6,410       11,783
                                             ---------    ---------    ---------
     Total Federal Income Taxes                 48,486       28,148       30,700
                                             ---------    ---------    ---------

Net income                                   $  90,905    $  52,606    $  57,485
                                             =========    =========    =========









                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS
                                ($ in thousands)

DECEMBER 31,                                                                  2000          1999
                                                                           -----------   -----------

ASSETS
Fixed maturities, available for sale at fair value (including $49,465 at
      December 31, 2000 subject to securities lending agreements)          $ 2,297,141   $ 1,713,948
Equity securities, at fair value                                                22,551        33,169
Mortgage loans                                                                 132,768       155,719
Short-term securities                                                          247,377        81,119
Other invested assets                                                          222,325       190,622
                                                                           -----------   -----------
      Total Investments                                                      2,922,162     2,174,577
                                                                           -----------   -----------

Separate accounts                                                            6,802,985     4,795,165
Deferred acquisition costs                                                     579,567       350,088
Deferred federal income taxes                                                   11,296        74,478
Premium balances receivable                                                     26,184        22,420
Other assets                                                                   153,423        84,605
                                                                           -----------   -----------
     Total Assets                                                          $10,495,617   $ 7,501,333
                                                                           -----------   -----------

LIABILITIES
Future policy benefits and claims                                          $   989,576   $ 1,007,776
Contractholder funds                                                         1,631,611     1,117,819
Separate accounts                                                            6,802,985     4,795,165
Other liabilities                                                              211,441       114,408
                                                                           -----------   -----------
     Total Liabilities                                                       9,635,613     7,035,168
                                                                           -----------   -----------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized,
   30,000 issued and outstanding                                                 3,000         3,000
Additional paid-in capital                                                     417,316       167,316
Retained earnings                                                              426,066       335,161
Accumulated other changes in equity from non-owner sources                      13,622       (39,312)
                                                                           -----------   -----------
     Total Shareholder's Equity                                                860,004       466,165
                                                                           -----------   -----------

     Total Liabilities and Shareholder's Equity                            $10,495,617   $ 7,501,333
                                                                           ===========   ===========








                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
           STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                ($ in thousands)


STATEMENTS OF CHANGES IN RETAINED EARNINGS     2000         1999         1998
                                             ---------    ---------    ---------

Balance, beginning of year                   $ 335,161    $ 282,555    $ 225,070
Net income                                      90,905       52,606       57,485
                                             ---------    ---------    ---------
Balance, end of year                         $ 426,066    $ 335,161    $ 282,555
                                             =========    =========    =========

STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES

Balance, beginning of year                   $ (39,312)   $  87,889    $  70,277
Unrealized gains (losses), net of tax           52,934     (127,201)      17,612
                                             ---------    ---------    ---------
Balance, end of year                         $  13,622    $ (39,312)   $  87,889
                                             =========    =========    =========

SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES

Net Income                                   $  90,905    $  52,606    $  57,485
Other changes in equity from
     non-owner sources                          52,934     (127,201)      17,612
                                             ---------    ---------    ---------
Total changes in equity from
     non-owner sources                       $ 143,839    $ (74,595)   $  75,097
                                             =========    =========    =========







                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                ($ in thousands)


FOR THE YEARS ENDED DECEMBER 31,                                2000           1999           1998
                                                            -----------    -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                     $    33,609    $    24,804    $    22,300
     Net investment income received                             186,362        150,107        146,158
     Benefits and claims paid                                   (96,890)       (94,503)       (90,872)
     Interest credited to contractholders                       (77,579)       (50,219)       (51,535)
     Operating expenses paid                                   (325,180)      (235,166)      (122,327)
     Income taxes paid                                          (38,548)       (29,369)       (25,214)
     Other, including fee income                                176,822         46,028         46,099
                                                            -----------    -----------    -----------
         Net Cash Used in Operating Activities                 (141,404)      (188,318)       (75,391)
                                                            -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                       220,841        213,402        113,456
         Mortgage loans                                          28,477         28,002         25,462
     Proceeds from sales of investments
         Fixed maturities                                       843,856        774,096      1,095,976
         Equity securities                                       30,772          5,146          6,020
         Mortgage loans                                          15,260           --             --
         Real estate held for sale                                2,115           --             --
     Purchases of investments
         Fixed maturities                                    (1,564,237)    (1,025,110)    (1,320,704)
         Equity securities                                      (20,361)       (12,524)       (13,653)
         Mortgage loans                                         (17,016)        (8,520)       (39,158)
     Policy loans, net                                           (2,675)        (5,316)        (2,010)
     Short-term securities (purchases) sales, net              (166,259)        45,057         43,054
     Other investments (purchases) sales, net                       327        (44,621)         1,110
     Securities transactions in course of settlement, net        21,372         (7,033)        36,459
                                                            -----------    -----------    -----------
         Net Cash Used in Investing Activities                 (607,528)       (37,421)       (53,988)
                                                            -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                               629,138        308,953        211,476
     Contractholder fund withdrawals                           (115,289)       (83,817)       (83,036)
     Contribution from parent company                           250,000           --             --
                                                            -----------    -----------    -----------
         Net Cash Provided by Financing Activities              763,849        225,136        128,440
                                                            -----------    -----------    -----------
Net increase (decrease) in cash                                  14,917           (603)          (939)
Cash at beginning of period                                          21            624            315
                                                            -----------    -----------    -----------
Cash at December 31,                                        $    14,938    $        21    $       624
                                                            ===========    ===========    ===========





                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     BASIS OF PRESENTATION

     The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup). The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America
     (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     The Company offers a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not.

     Certain prior year amounts have been reclassified to conform to the 2000 presentation.

     ACCOUNTING CHANGES

     ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

     In September 2000, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125" (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of FAS 125 are effective for transfers taking place after March 31, 2001. Special purpose entities
     (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. It is not expected that there will be a significant effect on the Company's results of operations, financial condition or liquidity relating to a change in consolidation status for existing qualifying SPEs under FAS 140. FAS 140 also amends the accounting for collateral and requires new disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The change in accounting for collateral did not have a significant effect on results of the Company's operations, financial condition or liquidity. See Note 2.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE

     During the third quarter of 1998, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' (AcSEC) Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 had no impact on the Company's financial condition, statement of operations or liquidity.

     ACCOUNTING POLICIES

     INVESTMENTS

     Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

     Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market. Impaired loans were insignificant at December 31, 2000 and 1999.

     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates market.

     Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. All changes in equity of these investments are recorded in net investment income. Also included in other invested assets are policy loans which are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     Accrual of investment income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures, options, forward contracts and interest rate swaps, as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. Hedge accounting is generally used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment. Derivatives that do not qualify for hedge accounting are marked to market with the changes in market value reflected in realized investment gains (losses).

     Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

     Payments to be received or made under interest rate swaps are accrued and recognized in net investment income. Swaps hedging investments are carried at fair value with unrealized gains and losses, net of taxes, charged or credited directly to shareholder's equity.

     Gains and losses arising from equity index options are marked to market with changes in market value reflected in realized investment gains (losses).

     Forward contracts, equity swaps and interest rate options were not significant at December 31, 2000 and 1999. Information concerning derivative financial instruments is included in Note 8.

     INVESTMENT GAINS AND LOSSES

     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

     SEPARATE ACCOUNTS

     The Company has separate account assets and liabilities representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in fee income. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     DEFERRED ACQUISITION COSTS

     Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. A 15 to 20-year amortization period is used for life insurance, and a seven to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     VALUE OF INSURANCE IN FORCE

     The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     FUTURE POLICY BENEFITS

     Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuity policies have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 3.0% to 7.8%, including a provision for adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration.

     CONTRACTHOLDER FUNDS

     Contractholder funds represent receipts from the issuance of universal life, certain individual annuity contracts, and structured settlement contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 10.0%.

     OTHER LIABILITIES

     Included in Other Liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2000 and 1999, the Company's liability for guaranty fund assessments was not significant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of presently permitted accounting practices on the statutory surplus of the Company is not material.

     The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC issued a revised statutory Accounting Practices and Procedures Manual - version effective January 1, 2001 (the revised Manual) that will be effective for years beginning January 1, 2001. The State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by the Connecticut insurance commissioner. Other states have addressed compliance with the revised Manual in a similar manner. The Company has estimated that the impact of this change on its statutory capital and surplus will not be significant.

     PREMIUMS

     Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods.

     FEE INCOME

     Fee income includes mortality, administrative and equity protection charges, and management fees earned on the Universal Life and Deferred Annuity separate account businesses.

     OTHER REVENUES

     Other revenues include surrender, penalties and other charges.

     FEDERAL INCOME TAXES

     The provision for federal income taxes comprises two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). In June 1999, the FASB issued Statement of Financial Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" (FAS
     137), which allows entities that have not yet adopted FAS 133 to defer its effective date to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133," which amends the accounting and reporting standards of FAS 133. FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. The Company adopted the deferral provisions of FAS 137, effective January 1, 2000. The Company will adopt FAS 133, as amended, as of January 1, 2001.

     The Company has determined that the cumulative effect of FAS 133, as amended, will not be significant. The Company does, however, anticipate a significant and continuing increase in the complexity of the accounting and the recordkeeping requirements for hedging activities and for insurance-related contracts and may make changes to its risk management strategies. The Company does not expect that FAS 133, as amended, will have a significant impact on its results of operations, financial condition or liquidity in future periods.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


2.   INVESTMENTS

     FIXED MATURITIES

     The amortized cost and fair values of investments in fixed maturities were as follows:

                                                                            GROSS          GROSS
       DECEMBER 31, 2000                                   AMORTIZED      UNREALIZED      UNREALIZED       FAIR
       ($ in thousands)                                       COST          GAINS          LOSSES         VALUE
       -----------------                                   ---------      ----------      ----------      -----

       AVAILABLE FOR SALE:
            Mortgage-backed securities - CMOs and
            pass-through securities                        $  219,851     $    7,369     $    1,767     $  225,453
            U.S. Treasury securities and obligations
            of U.S. Government and government agencies
            and authorities                                   112,021         12,200            286        123,935
            Obligations of states and political
            subdivisions                                       30,583          2,698            329         32,952
            Debt securities issued by foreign
            governments                                        50,624          1,149            939         50,834
            All other corporate bonds                       1,403,462         33,805         26,904      1,410,363
            All other debt securities                         442,390         10,734          7,837        445,287
            Redeemable preferred stock                          9,007            853          1,543          8,317
                                                           ----------     ----------     ----------     ----------
                Total Available For Sale                   $2,267,938     $   68,808     $   39,605     $2,297,141
                                                           ----------     ----------     ----------     ----------


                                                                            GROSS           GROSS
       DECEMBER 31, 1999                                   AMORTIZED      UNREALIZED      UNREALIZED       FAIR
       ($ in thousands)                                      COST           GAINS           LOSSES        VALUE
       -----------------                                   ---------      ----------      ----------      -----

       AVAILABLE FOR SALE:
            Mortgage-backed securities - CMOs and
            pass-through securities                        $  211,864     $    2,103     $    7,818     $  206,149
            U.S. Treasury securities and obligations
            of U.S. Government and government agencies
            and authorities                                   116,082          2,613          3,704        114,991
            Obligations of states and political
            subdivisions                                       29,801              7          3,312         26,496
            Debt securities issued by foreign
            governments                                        44,159          2,813            198         46,774
            All other corporate bonds                       1,059,552          6,592         42,458      1,023,686
            All other debt securities                         297,911          5,065         10,353        292,623
            Redeemable preferred stock                          3,654             41            466          3,229
                                                           ----------     ----------     ----------     ----------
                Total Available For Sale                   $1,763,023     $   19,234     $   68,309     $1,713,948
                                                           ----------     ----------     ----------     ----------


     Proceeds from sales of fixed maturities classified as available for sale were $844 million, $774 million and $1.1 billion in 2000, 1999 and 1998, respectively. Gross gains of $22.4 million, $24.6

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     million and $32.6 million and gross losses of $34.1 million, $22.0 million and $17.0 million in 2000, 1999 and 1998, respectively were realized on those sales.

     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $530.2 million and $486.2 million at December 31, 2000 and 1999, respectively.

     The amortized cost and fair value of fixed maturities available for sale at December 31, 2000, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 AMORTIZED         FAIR
       ($ in thousands)                             COST          VALUE
                                                 ----------     ----------

       MATURITY:
          Due in one year or less                $   51,478     $   51,005
          Due after 1 year through 5 years          638,112        646,327
          Due after 5 years through 10 years        675,953        679,957
          Due after 10 years                        682,544        694,399
                                                 ----------     ----------
                                                  2,048,087      2,071,688
                                                 ----------     ----------

          Mortgage-backed securities                219,851        225,453
                                                 ----------     ----------
              Total Maturity                     $2,267,938     $2,297,141
                                                 ----------     ----------

     The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches, which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if an assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 2000 and 1999, the Company held CMOs with a fair value of $189.4 million and $167.7 million, respectively. The Company's CMO holdings were 55.4% and 65.9% collateralized by GNMA, FNMA or FHLMC securities at December 31, 2000 and 1999, respectively.

     The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     reinvests in a short-term investment pool. See Note 10. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2000 and 1999, the Company held collateral of $50.7 million and $38.2 million, respectively.

     EQUITY SECURITIES

     The cost and fair values of investments in equity securities were as follows:

                                                             GROSS       GROSS
        EQUITY SECURITIES:                                UNREALIZED   UNREALIZED      FAIR
        ($ in thousands)                        COST         GAINS       LOSSES        VALUE
                                               -------      -------      -------      -------

       DECEMBER 31, 2000
          Common stocks                        $ 2,861      $    29      $   845      $ 2,045
          Non-redeemable preferred stocks       21,150          480        1,124       20,506
                                               -------      -------      -------      -------
              Total Equity Securities          $24,011      $   509      $ 1,969      $22,551
                                               -------      -------      -------      -------

       DECEMBER 31, 1999
          Common stocks                        $ 4,966      $   730      $   256      $ 5,440
          Non-redeemable preferred stocks       29,407          533        2,211       27,729
                                               -------      -------      -------      -------
              Total Equity Securities          $34,373      $ 1,263      $ 2,467      $33,169
                                               -------      -------      -------      -------

     Proceeds from sales of equity securities were $30.8 million, $5.1 million and $6.0 million in 2000, 1999 and 1998, respectively. Gross gains of $3.3 million, $1.5 million and $2.6 million and gross losses of $.3 million, $.3 million and $.8 million were realized on those sales during 2000, 1999 and 1998, respectively.

     MORTGAGE LOANS

     Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

     At December 31, 2000 and 1999, the Company's mortgage loan portfolios consisted of the following:

            ($ in thousands)                        2000          1999
                                                --------      --------
            Current Mortgage Loans              $132,768      $151,814
            Underperforming Mortgage Loans          --           3,905
                                                --------      --------
                 Total                          $132,768      $155,719
                                                --------      --------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)
     Aggregate annual maturities on mortgage loans at December 31, 2000 are as follows:

       ($ in thousands)

       2001                       $ 17,550
       2002                          8,990
       2003                          5,089
       2004                          8,475
       2005                          6,277
       Thereafter                   86,387
                                  --------
           Total                  $132,768
                                  ========

     CONCENTRATIONS

     Significant individual investment concentrations included $52.8 million and $63.2 million in the Tishman Speyer Joint Venture at December 31, 2000 and 1999, respectively.

     The Company participates in a short-term investment pool maintained by an affiliate. See Note 10.

     Included in fixed maturities are below investment grade assets totaling $143.8 million and $141.4 million at December 31, 2000 and 1999, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

     The Company's industry concentrations of investments, primarily fixed maturities, at fair value were as follows:

       ($ in thousands)               2000              1999
                                    --------          --------
       Banking                      $222,984          $152,848
       Finance                       204,994           103,385
                                    --------          --------

     The Company held investments in foreign banks in the amount of $139 million and $125 million at December 31, 2000 and 1999, respectively, which are included in the table above.

     Below investment grade assets included in the preceding table were not significant.

     Mortgage loan investments are relatively evenly disbursed throughout the United States, with no significant holdings in any one state or property type.

     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     NON-INCOME PRODUCING INVESTMENTS

     Investments included in the December 31, 2000 and 1999 balance sheets that were non-income producing were insignificant.

     RESTRUCTURED INVESTMENTS

     Mortgage loan and debt securities which were restructured at below market terms at December 31, 2000 and 1999 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.

     NET INVESTMENT INCOME

       FOR THE YEAR ENDED DECEMBER 31,
       ($ in thousands)                                2000          1999          1998
                                                     --------      --------      --------

       GROSS INVESTMENT INCOME
           Fixed maturities                          $163,091      $136,039      $130,825
           Joint ventures and partnerships             34,574        22,175        22,107
           Mortgage loans                              14,776        16,126        15,969
           Other                                        4,398         4,417         3,322
                                                     --------      --------      --------
              Total Gross Investment Income           216,839       178,757       172,223
                                                     --------      --------      --------
       Investment expenses                              2,665         1,578         1,220
                                                     --------      --------      --------
       Net investment income                         $214,174      $177,179      $171,003
                                                     --------      --------      --------

     REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

     Net realized investment gains (losses) for the periods were as follows:

       FOR THE YEAR ENDED DECEMBER 31,
       ($ in thousands)                                        2000           1999           1998
                                                             --------       --------       --------

       REALIZED
            Fixed maturities                                 $(11,742)      $  2,657       $ 15,620
            Joint ventures and partnerships                    (1,909)       (10,450)           529
            Mortgage Loans                                      3,825            602            623
            Other                                               2,430          2,218          1,721
                                                             --------       --------       --------
               Total Realized Investment Gains (Losses)      $ (7,396)      $ (4,973)      $ 18,493
                                                             --------       --------       --------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from non-owner sources in shareholder's equity were as follows:

       FOR THE YEAR ENDED DECEMBER 31,
       ($ in thousands)                                         2000            1999            1998
                                                              ---------       ---------       ---------

       UNREALIZED
          Fixed maturities                                    $  78,278       $(180,409)      $  24,336
          Other                                                   3,159         (15,285)          2,760
                                                              ---------       ---------       ---------
              Total unrealized investment gains (losses)         81,437        (195,694)         27,096
          Related taxes                                          28,503         (68,493)          9,484
                                                              ---------       ---------       ---------
          Change in unrealized investment gains (losses)         52,934        (127,201)         17,612
          Balance beginning of year                             (39,312)         87,889          70,277
                                                              ---------       ---------       ---------
              Balance End of Year                             $  13,622       $ (39,312)      $  87,889
                                                              ---------       ---------       ---------


3.   REINSURANCE

     The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Total in-force business ceded under reinsurance contracts is $17.4 billion and $12.8 billion at December 31, 2000 and 1999, including $28.9 million and $62.8 million, respectively to TIC. Total life insurance premiums ceded were $8.9 million, $6.5 million and $4.2 million in 2000, 1999 and 1998, respectively. Ceded premiums paid to TIC were immaterial for these same periods.

4.   DEPOSIT FUNDS AND RESERVES

     At December 31, 2000 and 1999, the Company had $2.6 billion and $2.1 billion of life and annuity deposit funds and reserves, respectively. Of that total, $1.4 billion and $1.4 billion, respectively, were not subject to discretionary withdrawal based on contract terms. The remaining amounts were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $.9 billion and $.5 billion of liabilities that are surrenderable with market value adjustments. The remaining $.3 billion and $.2 billion of life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 5.4% and 4.9%, respectively. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

5.   FEDERAL INCOME TAXES

     The net deferred tax assets at December 31, 2000 and 1999 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

       ($ in thousands)                                                      2000            1999
                                                                          ---------       ---------
       Deferred Tax Assets:
          Benefit, reinsurance and other reserves                         $ 192,772       $ 161,629
          Investments, net                                                        0          14,270
          Other                                                               2,510           2,394
                                                                          ---------       ---------
              Total                                                         195,282         178,293
                                                                          ---------       ---------

       Deferred Tax Liabilities:
          Investments, net                                                  (16,956)           --
          Deferred acquisition costs and value of insurance in force       (165,671)       (100,537)
          Other                                                              (1,359)         (1,208)
                                                                          ---------       ---------
              Total                                                        (183,986)       (101,745)
                                                                          ---------       ---------

       Net Deferred Tax Asset Before Valuation Allowance                     11,296          76,548
       Valuation Allowance for Deferred Tax Assets                                0          (2,070)
                                                                          ---------       ---------

       Net Deferred Tax Asset After Valuation Allowance                   $  11,296       $  74,478
                                                                          ---------       ---------


     TIC and its life insurance subsidiaries, including the Company, file a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability has been, and will be, paid currently to TIC. Any credits for losses have been, and will be, paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

     The elimination of the valuation allowance for deferred tax assets in 2000 resulted from an analysis of the availability of capital gains to offset capital losses. In management's opinion, there will be adequate capital gains to make realization of existing capital losses more likely than not. The reduction in the valuation allowance was recognized by reducing goodwill.

     In management's judgment, the $11.3 million net deferred tax asset as of December 31, 2000, is fully recoverable against expected future years' taxable ordinary income and capital gains. At December 31, 2000, the Company had no ordinary or capital loss carryforwards.

     The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $2.1 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $700 thousand.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

6.   SHAREHOLDER'S EQUITY

     SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

     The Company's statutory net loss was $(66.2) million, $(23.4) million and $(3.2) million for the years ended December 31, 2000, 1999 and 1998, respectively.

     Statutory capital and surplus was $476 million and $294 million at December 31, 2000 and 1999, respectively.

     Effective January 1, 2001, the Company will prepare its statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The Company has estimated that the impact of this change on statutory capital and surplus will not be significant.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. The Company does not have surplus available to pay dividends to TIC in 2001 without prior approval of the Connecticut Insurance Department.

     In 2000, TIC contributed $250 million as additional paid-in capital to the Company.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


ACCUMULATED OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Non-Owner Sources were as follows:


                                                      NET                             ACCUMULATED
                                                      UNREALIZED       FOREIGN        OTHER CHANGES
                                                      GAIN (LOSS) ON   CURRENCY       IN EQUITY FROM
                                                      INVESTMENT       TRANSLATION    NON-OWNER
($ in thousands)                                      SECURITIES       ADJUSTMENT     SOURCES
                                                      --------------   -----------    --------------

BALANCE, JANUARY 1, 1998                               $  70,277       $    --        $  70,277
Unrealized gains on investment securities,
   Net of tax of $15,957                                  29,632            --           29,632
Less: reclassification adjustment for gains
   Included in net income, net of tax of $(6,473)        (12,020)           --          (12,020)
                                                       ---------       ---------      ---------
CURRENT PERIOD CHANGE                                     17,612            --           17,612
                                                       ---------       ---------      ---------

BALANCE, DECEMBER 31, 1998                                87,889            --           87,889
Unrealized loss on investment securities,
   Net of tax of $(70,234)                              (130,433)           --         (130,433)
Less: reclassification adjustment for losses
  Included in net income, net of tax of $1,741             3,232            --            3,232
                                                       ---------       ---------      ---------
CURRENT PERIOD CHANGE                                   (127,201)           --         (127,201)
                                                       ---------       ---------      ---------

BALANCE, DECEMBER 31, 1999                               (39,312)           --          (39,312)
Unrealized gains on investment securities,
   Net of tax of $25,914                                  48,127            --           48,127
Less: reclassification adjustment for losses
   Included in net income, net of tax of $2,589            4,807            --            4,807
                                                       ---------       ---------      ---------
CURRENT PERIOD CHANGE                                     52,934            --           52,934
                                                       ---------       ---------      ---------
BALANCE, DECEMBER 31, 2000                             $  13,622       $    --        $  13,622
                                                       =========       =========      =========


7.   BENEFIT PLANS

     PENSION AND OTHER POSTRETIREMENT BENEFITS

     The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by The Travelers Insurance Group Inc. (TIGI), TIC's direct parent. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2000, 1999 and 1998.

     401(K) SAVINGS PLAN

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2000, 1999 and 1998.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


8.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures, interest rate swaps, equity swaps, options and forward contracts as a means of hedging exposure to interest rate, equity price, and foreign currency risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes. These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet.

     The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, options, and forward contracts, credit risk is limited to the amounts that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties. The Company as a writer of option contracts has no credit risk since the counterparty has no performance obligation after it has paid a cash premium.

     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

     The Company uses exchange-traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

     Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

     At December 31, 2000 and 1999, the Company held financial futures contracts with notional amounts of $89.9 million and $48.7 million, respectively. The deferred gains and/or losses on these contracts were not significant at December 31, 2000 and 1999. At December 31, 2000 and 1999, the Company's futures contracts had no fair value because these contracts are marked to market and settled in cash daily.

     The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swap agreements are not exchange-traded so they are subject to the risk of default by the counterparty.

     As of December 31, 2000 and 1999, the Company held interest rate swap contracts with notional amounts of $279.0 million and $231.1 million, respectively. The fair value of these financial instruments was $2.0 million (loss position) at December 31, 2000, and was $9.5 million (loss position) at December 31, 1999. The fair values were determined using the discounted cash flow method. At December 31, 2000 and 1999, the Company held swap contracts with affiliate counterparties, included above, with a notional amount of $37.0 million and $43.7 million and a fair value of $1.8 million (loss position) and $4.7 million (loss position), respectively.

     The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

     At December 31, 2000 and 1999, the Company held equity option contracts with notional amounts of $291.5 million and $275.4 million, respectively. The fair value of these financial instruments was $6.9 million (gain position) and $32.6 million (gain position) at December 31, 2000 and 1999, respectively. The fair value of these contracts represents the estimated replacement cost as quoted by independent third party brokers.

     The off-balance sheet risks of interest rate options, equity swaps and forward contracts were not significant at December 31, 2000 and 1999.

     FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. The off-balance sheet risk of these financial instruments was not significant at December 31, 2000 and 1999.

     FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

     The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

     At December 31, 2000, investments in fixed maturities had a carrying value and a fair value of $2.3 billion compared with a carrying value and a fair value of $1.8 billion and $1.7 billion, respectively, at December 31, 1999. See Notes 1 and 2.

     At December 31, 2000, mortgage loans had a carrying value of $132.7 million and a fair value of $134.1 million and in 1999 had a carrying value of $155.7 million and a fair value of $156.0 million.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

     The carrying values of short-term securities were $247.4 million and $81.1 million in 2000 and 1999, respectively, which approximated their fair values. Policy loans which are included in other invested assets had carrying values of $12.9 million and $10.2 million in 2000 and 1999, respectively, which also approximated their fair values.

     The carrying values of $101.4 million and $57.6 million of financial instruments classified as other assets approximated their fair values at December 31, 2000 and 1999, respectively. The carrying values of $173.5 million and $100.2 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 2000 and 1999, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

     At December 31, 2000, contractholder funds with defined maturities had a carrying value of $1,204 million and a fair value of $1,170 million, compared with a carrying value of $879 million and a fair value of $781 million at December 31, 1999. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $583 million and a fair value of $477 million at December 31, 2000, compared with a carrying value of $482 million and a fair value of $409 million at December 31, 1999. These contracts generally are valued at surrender value.

9.   COMMITMENTS AND CONTINGENCIES

     FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     See Note 8.

     LITIGATION

     In the ordinary course of business, the Company is a defendant or co-defendant in various litigation matters incidental to and typical of the businesses in which it is engaged. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

10.  RELATED PARTY TRANSACTIONS

     The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI, including the Company, are handled by two companies. TIC handles banking functions for the life and annuity operations of Travelers Life & Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. TIC provides various employee benefit coverages to certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     advisory and management services, data processing services and claims processing services are provided by affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

     TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2000 and 1999, the pool totaled approximately $4.4 billion and $2.6 billion, respectively. The Company's share of the pool amounted to $172.5 million and $31.4 million at December 31, 2000 and 1999, respectively, and is included in short-term securities in the balance sheet.

     In the normal course of business, management of both the Company and TIC conducts reviews of the investment portfolios of each company to properly match assets with liabilities. As a result of these reviews, the Company sold $100 million of investments to TIC at arm's length, with a related loss of $1.3 million.

     The Company's TTM Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

     The Company sold structured settlement annuities to the insurance affiliates of Travelers Property Casualty Corp. (TPC). During 1998 it was decided to use TIC as the primary issuer of structured settlement annuities and the Company as the assignment company. Policy reserves and contractholder fund liabilities associated with these structured settlements were $726 million and $766 million at December 31, 2000 and 1999, respectively.

     The Company began distributing variable annuity products through its affiliate, Salomon Smith Barney (SSB) in 1995. Premiums and deposits related to these products were $1.6 billion, $1.1 billion and $932.1 million in 2000, 1999 and 1998, respectively. In 1996, the Company began marketing various life products through SSB as well. Premiums related to such products were $59.3 million, $40.8 million and $44.5 million in 2000, 1999 and 1998, respectively.

     During 1998, the Company began distributing deferred annuity products through its affiliates Primerica Financial Services (Primerica), CitiStreet Retirement Services (formerly The Copeland Companies), a division of CitiStreet, a joint venture between Citigroup and State Street Bank, and Citibank, N.A. (Citibank). Deposits received from Primerica were $844 million, $763 million and $216 million in 2000, 1999 and 1998 respectively. Deposits from Citibank and CitiStreet Retirement Services were $131 million and $220 million, respectively for 2000, and were insignificant in 1999 and 1998.

     The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997. Under this program, all employees meeting certain requirements are granted Citigroup stock options.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Most leasing functions for TIGI and its subsidiaries are handled by TPC. Rent expense related to these leases is shared by the companies on a cost allocation method based generally on estimated usage by department. The Company's rent expense was insignificant in 2000, 1999 and 1998.

     At December 31, 2000 and 1999, the Company had investments in Tribeca Investments LLC, an affiliate of the Company, in the amounts of $29.4 million and $22.3 million, respectively.

     The Company also had investments in an affiliated joint venture, Tishman Speyer, in the amount of $52.8 million and $63.2 million at December 31, 2000 and 1999, respectively.

     The Company has other affiliated investments. The individual investment with any one affiliate was insignificant at December 31, 2000 and 1999.

11.  RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING ACTIVITIES

     The following table reconciles net income to net cash used in operating activities:

       FOR THE YEAR ENDED DECEMBER 31,                                  2000            1999            1998
       ($ in thousands)                                                 ----            ----            ----

       Net Income From Continuing Operations                         $  90,905       $  52,606       $  57,485
          Adjustments to reconcile net income to cash used in
          operating activities:
              Realized (gains) losses                                    7,396           4,973         (18,493)
              Deferred federal income taxes                             36,748           6,410          11,783
              Amortization of deferred policy acquisition costs         68,254          38,902          15,956
              Additions to deferred policy acquisition costs          (297,733)       (211,182)       (120,278)
              Investment income accrued                                (27,812)        (27,072)         (3,821)
              Premium balances                                            (332)           (466)         (6,786)
              Insurance reserves                                       (18,487)        (16,431)         (8,431)
              Other                                                       (343)        (36,058)         (2,806)
                                                                     ---------       ---------       ---------
              Net cash used in operations                            $(141,404)      $(188,318)      $ (75,391)
                                                                     ---------       ---------       ---------


12.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     There were no significant non-cash investing and financing activities for 2000, 1999 and 1998.

                           UNDERTAKING TO FILE REPORTS


Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

Sections 33-770 et seq, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

o   The facing sheet.

o   The Prospectus.

o   The undertaking to file reports.

o   The signatures.

o   Written consents of the following persons:

A. Consent of Katherine M. Sullivan, General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11 below.)

B. Consent and Actuarial Opinion of Mahir A. Dugentas, ASA, pertaining to the illustrations contained in the Prospectus.

C.       Consent of KPMG LLP, Independent Certified Public Accountants.

D.       Powers of Attorney (See Exhibit 12 below).

o        The following Exhibits:

1. Resolution of the Board of Directors of The Travelers Life and Annuity Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form S-6, filed October 30, 1996.)

2.       Not applicable.

3(a).    Distribution and Principal Underwriting Agreement among the
         Registrant, The Travelers Insurance Company and Travelers Distribution LLC (Incorporated herein by reference to Exhibit 3(a) to Post Effective Amendment No. 4 to the Registration Statement on Form N-4, File
         No. 333-58783 filed February 26, 2001.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-27689, filed April 6, 2001.)

3(c). Agents Agreement, including schedule of sales commissions. (Incorporated herein by reference to Exhibit 3(c) to Pre-Effective
         No. 1 to the Registration Statement on Form S-6, filed April 16, 1997.)

4.       None

5.       Variable Life Insurance Policy. (Incorporated herein by reference to
         Exhibit 5 to the Registration Statement on Form S-6, filed
         October 30, 1996.)

6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form S-6, filed October 30, 1996.)

6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form S-6, filed October 30, 1996.)

7.       None

8.       None

9.       None

10. Application for Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 10 to Post-Effective Amendment No. 1 to the Registration Statement filed April 24, 1998.)

11. Opinion of Counsel, regarding the legality of securities being registered. (Incorporated herein by reference to Exhibit 11 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed April 24, 1998.)

12. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Robert I. Lipp, Ian R. Stuart, Katherine M. Sullivan and Marc P. Weill. (Incorporated herein by reference to Exhibit 12 to the Registration Statement on Form S-6, filed October 30, 1996.)

12. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn
         D. Lammey. (Incorporated herein by reference to Exhibit 12(b) to Post-Effective Amendment No. 3 to the Registration Statement on
         Form S-6, filed April 25, 2000.)

12(b) Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Glenn D. Lammey, Marla Berman Lewitus and William R. Hogan filed herewith.

13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 13 to the Registration Statement on Form S-6, filed
         October 30, 1996.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Variable Life Insurance Separate Account Two, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, and State of Connecticut, on the 25th day of April, 2001.


           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT TWO
                                  (Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)



                              By:*GLENN D. LAMMEY
                                 ------------------------------------
                                  Glenn D. Lammey, Chief Financial Officer,
                                  Chief Accounting Officer and Controller



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 25th day of April 2001.


*GEORGE C. KOKULIS               Director, President and Chief Executive Officer
-------------------------        (Principal Executive Officer)
  (George C. Kokulis)


*GLENN D. LAMMEY                 Director, Chief Financial Officer,
-------------------------        Chief Accounting Officer and Controller
  (Glenn D. Lammey)              (Principal Financial Officer)



*MARLA BERMAN LEWITUS            Director
-------------------------
  (Marla Berman Lewitus)


*WILLIAM R. HOGAN                Director
-------------------------
  (William R. Hogan)



*By:    /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Attachment
  or
Exhibit
  No.           Description                                                   Method of Filing
-------         -----------                                                   ------------------
ATTACHMENTS:

B.       Consent and Actuarial Opinion of Mahir A. Dugentas, ASA,               Electronically
         pertaining to the illustrations contained in the Prospectus.

C.       Consent of KPMG LLP, Independent Certified Public Accountants.         Electronically

D.       Powers of Attorney authorizing Ernest J. Wright or Kathleen A.         Electronically
         McGah as signatory for Glenn D. Lammey, Marla Berman Lewitus and William R. Hogan.

Exhibits: